SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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General Mills, Inc.

(Name of Registrant as Specified in Its Charter)

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NOTICE OF

2004 ANNUAL MEETING

OF STOCKHOLDERS

AND PROXY STATEMENT

Meeting Date:

Monday, September 27, 2004
at 11:00 a.m. (CDT)

Meeting Place:

Children’s Theatre Company
2400 Third Avenue South
Minneapolis, Minnesota

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P.O. Box 1113 Minneapolis, MN 55440 Stephen W. Sanger Chairman of the Board and Chief Executive Officer

August 20 , 2004

Dear Stockholder:

It is my pleasure to invite you to General Mills’ 2004 Annual Meeting of Stockholders. We will hold the meeting in the auditorium of the Children’s Theatre Company, 2400 Third Avenue South, Minneapolis, Minnesota, on Monday, September 27, 2004, at 11:00 a.m. Central Daylight Time. During the meeting, we will discuss each item of business described in this Notice of Annual Meeting of Stockholders and Proxy Statement, and give a current report on our business operations. There also will be time for questions. We expect the meeting to adjourn at about 12:15 p.m.

This booklet includes the Notice of Annual Meeting as well as the Proxy Statement, which provides information about General Mills and describes the business we will conduct at the meeting.

We hope you will be able to attend the meeting. If you need special assistance at the meeting because of a disability, please contact the Company Secretary at the address above. Whether or not you expect to attend, please vote your proxy so your shares will be voted at the meeting. You may vote by telephone if you reside in the United States or Canada, via the Internet (see the instructions on the proxy card) or by signing and mailing the proxy card in the enclosed envelope.

Sincerely,

iii

iv

P.O. Box 1113 Minneapolis, MN 55440 Siri S. Marshall Secretary

NOTICE OF
2004 ANNUAL MEETING OF STOCKHOLDERS
SEPTEMBER 27, 2004

August 20 , 2004

Dear Stockholder:

The Annual Meeting of Stockholders of General Mills, Inc. will be held on Monday, September 27, 2004, at 11:00 a.m., Central Daylight Time, in the auditorium of the Children’s Theatre Company, 2400 Third Avenue South, Minneapolis, Minnesota. The purpose of the meeting is to:

1.   Elect 12 directors;

2.   Approve KPMG LLP as General Mills’ independent auditor for fiscal year 2005;

3.   Adopt amendments to the Company’s By-laws; and

4.   Act on any other proper business of the meeting.

The record date for the annual meeting is July 29, 2004. If you held General Mills stock at the close of business on that date, or, on that date still held shares of Ralcorp Holdings, Inc. common stock that can be exchanged for General Mills stock as a result of the Company’s 1997 acquisition of the Ralcorp branded cereal and snack businesses, you can vote at the annual meeting.

At the meeting, we also will report on General Mills’ 2004 business results and other matters of interest to stockholders.

Sincerely,

v

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GENERAL MILLS, INC.
PROXY STATEMENT
FOR 2004 ANNUAL MEETING OF STOCKHOLDERS
MONDAY, SEPTEMBER 27, 2004

PROPOSALS YOU ARE ASKED TO VOTE ON

        This Proxy Statement summarizes the information you need to know to vote at the annual meeting. You do not need to attend the annual meeting to vote your shares. We first mailed the Proxy Statement and proxy card to stockholders on or about August 20 , 2004.

Item No. 1.	Election of Directors

        Twelve current directors are recommended for election to the Board of Directors. Detailed information on all of these nominees is provided on pages 8 through 10 . Directors are elected for a one-year term and serve until the next annual meeting where their successors are elected, or, if earlier, until their retirement, resignation or removal. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares for that other person unless you instruct us otherwise on your proxy card.

        The Board of Directors unanimously recommends a vote FOR each director nominee.

Item No.2.	Approval of the Appointment of Independent Auditor

        The Audit Committee of the Board of Directors, which is composed entirely of independent, non-employee directors, selects and hires the independent public accountant to audit the Company’s books, subject to ratification by the Company’s stockholders. The Audit Committee has selected KPMG LLP to audit the Company’s consolidated financial statements for the fiscal year beginning May 31, 2004.

        Representatives of KPMG LLP will attend the annual meeting, where they will have the opportunity to make a statement and answer questions. If stockholders fail to ratify the appointment of KPMG LLP, the Audit Committee would reconsider its recommendation.

        The Board of Directors unanimously recommends a vote FOR the appointment of KPMG LLP as independent auditor for fiscal year 2005.

Item No. 3.	Approval of an Amendment to the Company’s By-laws to Permit the Board to Determine the Size of the Board of Directors within a Range of Seven to 15 Members and to Eliminate the Current Restrictions Regarding the Size of the Executive Committee of the Board of Directors.

        If adopted by stockholders, the proposed amendment would eliminate the existing requirement that the Board of Directors have a minimum of 12 directors. Instead, the Board would be permitted to establish the size of the Board of Directors within a range of seven to 15 members. The proposed amendments would also eliminate the existing requirement that the Executive Committee of the Board of Directors have a minimum of eight members. The proposal also includes conforming changes to Article VII of the By-laws regarding amendments. More detailed information regarding the By-law amendments can be found on page 22.

        The Board of Directors unanimously recommends a vote FOR the approval of the General Mills, Inc. By-law amendments.

        If you sign and return the proxy card, or use telephone or Internet voting, but do not specify how you want to vote your shares on any particular matter, we will vote your shares

FOR the election of each director nominee, FOR the appointment of KPMG LLP as the independent auditor and FOR the approval of the amendments to the General Mills, Inc. By-laws.

Other Business

        We do not know of any other matters to be presented at the meeting. If any other matter is properly presented for a vote at the meeting, your shares will be voted by the holders of the proxies using their best judgment.

CORPORATE GOVERNANCE PRINCIPLES AND
DIRECTOR INDEPENDENCE

        General Mills has a long-standing commitment to good corporate governance practices. These practices provide an important framework within which the Board and management can pursue the strategic objectives of the Company and ensure its long-term vitality for the benefit of stockholders. Our corporate governance principles and practices (described below) have evolved over many years. The Corporate Governance Committee reviews them annually, and changes are recommended to the Board for approval as appropriate. The unchanging, fundamental premise of these principles, however, is the independent nature of the Board and its overarching responsibility to the Company’s stockholders. Our governance principles are published on the Company’s web site at www.generalmills.com in the Investor Information section.

Our Philosophy: Board Independence and Composition
•	The Board believes that a substantial majority of its members should be independent, non-employee directors. The Board has adopted criteria for independence based on those established by the New York Stock Exchange. On that basis, the Board has affirmatively determined that all of our non-employee directors are independent.
•	Director affiliations and transactions are regularly reviewed to ensure there are no conflicts or relationships with the Company that might impair a director’s independence from the Company and management.
•	All Board committees except the Executive Committee are composed entirely of independent, non-employee directors.
—	Committee and committee chair assignments are reviewed annually by the Corporate Governance Committee, which recommends Committee rosters to the full Board. Assignments are rotated to ensure that each Committee has an appropriate mix of tenure and experience.
•	Stockholders elect all directors annually.
•	Overall Board composition guidelines require a breadth of experience from a variety of industries and from professional disciplines such as finance, academia, law and government, along with a diversity of gender, ethnicity, age and geographic location. Final approval of director nominees is determined by the full Board, based on recommendation of the Corporate Governance Committee.
•	Well-defined selection criteria for individual directors require independence, integrity, experience and sound judgment in areas relevant to the Company’s businesses, a proven record of accomplishment, willingness to speak one’s mind and commit sufficient time to the Board, and the ability to challenge and stimulate management. The Corporate Governance Committee uses a variety of sources, including executive search firms and stockholder recommendations, to identify director candidates. The Committee retains any search firms and approves payment of their fees.
•	Board members are expected to devote sufficient time and attention to carrying out their director duties and responsibilities to the Company and ensure that their other responsibilities, including service on other boards, do not materially interfere with their responsibilities as directors of General Mills. Directors are expected to attend all Board and Committee meetings, as well as the annual stockholders’ meeting, absent exigent circumstances. Eleven of the Company’s fourteen directors in office at the time attended the 2003 Annual Meeting of Stockholders.

Director Retirement Policy
•	To ensure an appropriate balance between new perspectives and experienced directors:
—	Non-employee directors must retire at age 70, or within five years of normal retirement from their principal organization, whichever first occurs.
—	Non-employee directors are expected to offer their resignation whenever their principal employment or affiliation changes after joining the Board, and the Corporate Governance Committee then decides whether the director should continue to serve.
—	Company officers who are directors are expected to resign from the Board when they cease to be employed by the Company.

Board Performance and Operations
•	Board meetings and background materials sent to directors in advance of meetings focus on the Company’s key strategic, leadership and performance issues.
—	Each year, the Board has formal reviews and discussions of the Company’s annual and longer-term strategic business plans and the Company’s management development and succession plans, including an assessment of senior executives and their potential as successor to the CEO. The Board has adopted procedures to elect a CEO successor in the event of the CEO’s sudden departure.
—	Focused discussions of individual businesses and key issues are held throughout the year, and extended off-site sessions are held periodically for in-depth reviews of key strategic matters. The Board also regularly reviews the Company’s performance compared to its competitive peer companies.
—	The Board and its Committees may engage independent outside financial, legal and other advisors as they deem necessary to provide advice and counsel on various topics or issues. Directors also have full access to Company officers and employees.
—	Committee responsibilities are detailed in their charters, and reports of Committee meetings are given to the full Board, which acts on their recommendations, as appropriate.
•	Annually, a master Board agenda is prepared covering recurring items and for planning purposes. The agenda and topics for Board and Committee meetings are developed through discussions between management and Board members. Information and data that are important to the issues to be considered are distributed in advance of each meeting.
•	Executive sessions without management directors present are scheduled at each Board and Committee meeting. A Committee Chair is designated as the presiding director for each executive session held without management directors present, based on the topics to be covered. At least annually, outside directors meet formally without management directors present to evaluate the Chief Executive Officer’s performance. This session is led by the Chair of the Compensation Committee and includes a review of the CEO’s annual accomplishments, compensation and his performance objectives for the next fiscal year. In advance of the meeting, the full Board conducts a formal CEO evaluation that includes input from all Board members. Following the executive session, the results of the evaluation are communicated to the CEO.
•	The Corporate Governance Committee has responsibility for corporate governance and Board organization and procedures. A formal Board evaluation covering Board operations and performance, with a written evaluation from each Board member, is conducted annually to enhance Board effectiveness. Recommended changes are considered by the full Board. In addition, each Board committee conducts an annual self-evaluation.
•	New directors participate in an orientation program that includes discussions with senior management, background materials on the Company’s strategic plan, organization and financial statements and visits to the Company’s facilities. The Company encourages each director to participate in continuing educational programs that are important to maintaining a director’s level of expertise to perform his or her responsibilities as a Board member.
•	The Board expects all directors, officers and employees to act with the highest standards of integrity and adhere to the Company’s policies and applicable code of conduct. In fiscal 2003, the Board adopted a Director Code of Conduct, which all directors are required to follow. The Corporate Governance Committee of the Board annually reviews and oversees compliance with the Director Code of Conduct, which is available on the Company’s website at www.generalmills.com in the Investor Information section.
•	The Board regularly reviews a report of recent executive officer transactions in Company securities.

Alignment with Stockholder Interests

•	Each director is expected to represent the interests of all stockholders, and not those of any particular stockholder or any special interest group.
•	A substantial portion of director compensation is linked to the Company’s stock performance, and directors can elect to receive their entire Board remuneration in stock and stock-related compensation. Directors are expected to keep all of the net shares they receive as compensation until they own shares equal in market value to at least $250,000. The Compensation Committee is responsible for periodically reviewing Board compensation and recommending changes.
•	The Board supports and oversees employee compensation programs that are closely linked to business performance and emphasize equity ownership, including stock ownership targets, for key management employees. For more details, see the Report of the Compensation Committee on pages 23 through 26 .
•	Senior management meets regularly with major institutional investors and stockholders, and reports to the Board on analyst and stockholder views of the Company.

Director Independence

        The Board has adopted criteria for determining whether a director is independent from management. The Board of Directors believes that a substantial majority of its members should be independent, non-employee directors. The Board annually reviews all commercial and charitable relationships that directors may have with the Company to determine whether the Company’s directors are, in fact, independent. To assist it in determining director independence, the Board has established the following guidelines that are consistent with the listing standards of the New York Stock Exchange:

•	No director who is a current employee of the Company may be considered independent.
•	A director will not be considered independent if, within the preceding five years,
—	the director or an immediate family member of the director has received more than $100,000 per year in direct compensation from the Company (other than director fees);
—	the director was employed by or affiliated with the Company’s independent auditor;
—	an immediate family member of the director was employed by the Company’s independent auditor in a professional capacity, including as a partner, principal or manager;
—	an executive officer of the Company was on the compensation committee of a company which employed the director or an immediate family member of the director as an officer; and
—	the director was an executive officer or employee of, or an immediate family member was an executive officer of, another company that does business with the Company and the annual revenue derived from that business by either company accounts for at least (i) $1,000,000 or (ii) 2 percent, whichever is greater, of the annual revenues of such company.
•	The following commercial or charitable relationships will be considered but, will not by themselves, impair a director’s independence:
—	a director is an executive officer of another company which is indebted to the Company, or to which the Company is indebted, and the total amount of either company’s indebtedness to the other is less than 2 percent of the total consolidated assets of the company he or she serves as an executive officer;
—	a director serves as an officer, director or trustee of a charitable organization and the Company’s charitable contributions to such organization are less than the greater of (i) $100,000 or (ii) 2 percent of the organization’s total annual charitable receipts; and
—	a director is an executive officer of another company that does business with the Company and the annual revenue derived from that business by either company accounts for less than (i) $1,000,000 or (ii) 2 percent, whichever is greater, of the annual revenues of such company.
•	For relationships not covered by these guidelines, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, shall be made by the directors who satisfy the independence guidelines set forth above. The Company will explain in its proxy statement the basis for any determination by the Board that a relationship is not material if the relationship does not satisfy one of the specific categories of immaterial relationships identified above.
•	Audit Committee members may not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company (other than director fees).

        The Board has reviewed all transactions or relationships between each director, or any member of his or her immediate family, and the Company, its senior management and its independent auditor.

Based on this review and in accordance with the Company’s independence criteria, the Board has affirmatively determined that the following ten non-employee directors are independent from management: Livio D. DeSimone, William T. Esrey, Raymond V. Gilmartin, Judith Richards Hope, Robert L. Johnson, Heidi G. Miller, Hilda Ochoa-Brillembourg, Michael D. Rose, A. Michael Spence and Dorothy A. Terrell. The Board has also determined that all Board committees, except the Executive Committee, which does not regularly meet, are composed entirely of independent, non- employee directors.

        Director Nominations

        The Corporate Governance Committee is responsible for recommending candidates for election to the Company’s Board of Directors. The Committee seeks directors who will represent the diverse interests of the Company’s stockholders, and who bring to the Board a breadth of experience from a variety of industries and professional disciplines, as well as diversity of gender, ethnicity, age and geographic location.

        The Committee expects a high level of commitment from Board members and evaluates each candidate’s leadership and industry experience, skills, expertise and character traits, including the candidate’s ability to devote sufficient time to Board and Committee meetings in light of other board service.

        The Committee reviews whether a potential candidate meets Board and/or Committee membership requirements imposed by law, regulation or stock exchange rules, determines whether a potential candidate is independent according to standards for evaluating director independence (described on page 5 ) and evaluates the potential for any conflict of interest between the director and the Company.

        Director candidates recommended to the Committee are subject to full Board approval and election by stockholders at an annual meeting of stockholders. From time to time, the Committee retains a recruitment firm to assist in identifying and evaluating director candidates, based on specified criteria, and pays the firm a fee for these services. Suggestions are also received from board members, stockholders and management.

        During fiscal 2004, Mr. Michael D. Rose was identified as a candidate by current Board members, based on his valued contributions and service on the Company’s Board from 1985 to 2000.

        Stockholders who wish to suggest an individual for consideration for election to the Company’s Board of Directors may submit a written nomination to the Corporate Secretary, General Mills, Inc., Number One General Mills Boulevard, Minneapolis, Minnesota 55426, along with the stockholder’s name, address and the number of General Mills shares beneficially owned; the name of the individual being nominated and number of General Mills shares beneficially owned; the candidate’s biographical information describing experience and qualifications; a description of all agreements, arrangements or understandings between the stockholder and individual being nominated and the candidate’s consent to serve as a director, if elected. To assist in the evaluation of stockholder-recommended candidates, the Committee may request that the stockholder provide certain additional information required to be disclosed in the Company’s proxy statement under Regulation 14A of the Securities Exchange Act of 1934. To be considered by the Committee for the slate recommended in the proxy statement for the 2005 annual meeting, stockholders should submit the required information to the Corporate Secretary by May 1, 2005.

        The Committee will consider and evaluate stockholder-recommended candidates by applying the same criteria used to evaluate director-recommended candidates. If the Committee decides the candidate is suitable for Board membership, the Committee will make a recommendation to the Board of Directors for its approval to include the candidate in the slate of directors nominated for election by stockholders in the proxy statement. During fiscal 2004, no director nominations were received from stockholders.

        Under Company By-laws, stockholders may also nominate a candidate for election at an annual meeting of stockholders. The Company’s Annual Meeting is typically held on the fourth Monday in September. Stockholders who intend to present a nomination at the Company’s 2005 annual meeting are required to notify the Corporate Secretary in writing and provide the information described above no earlier than May 30, 2005 and no later than June 29, 2005. Director nominees submitted through this process will be eligible for election at the stockholder meeting, but will not be included in proxy materials sent to stockholders prior to the meeting.

Stockholder Communications with the Board

        Stockholders may contact any of the Company’s directors (including the Committee Chairs) by writing to the Board of Directors or to the Corporate Secretary, c/o General Mills, Inc., Number One General Mills Boulevard, Minneapolis, Minnesota 55426 or via e-mail at www.boardofdirectors@genmills.com . The Board of Directors has instructed the Corporate Secretary to distribute communications to a director or directors, after ascertaining whether the communications are appropriate to duties and responsibilities of the Board. The Board has requested that the Corporate Secretary not forward the following types of communications: general surveys and mailings to solicit business or advertise products, job applications or resumes, product inquiries or complaints or new product suggestions or any material that is threatening, illegal or does not relate to the responsibilities of the Board.

Reporting of Ethical Concerns to the Audit Committee of the Board

        The Audit Committee of the Board of Directors has established procedures for employees, stockholders, vendors or others to communicate concerns about the Company’s ethical conduct or business practices, including accounting, internal controls or financial reporting issues, to the Audit Committee, which has responsibility for these matters. Matters may be reported as follows:

•	if you are an employee of the Company, contact your manager or human resources representative first
•	or contact the Chief Compliance Officer: Siri S. Marshall Box 1113 Minneapolis, MN 55440 763-764-7230
•	or contact the Law Department at 763-764-3616
•	or call the Ethics Advice Line at 1-800-210-2878* — on an identified or anonymous basis.

*Callers outside the United States, Canada and Puerto Rico should refer to the Company’s Employee Code of Conduct at www.generalmills.com for dialing instructions.

NOMINEES FOR THE BOARD OF DIRECTORS

Stephen R. Demeritt	Director since 1999
Stephen R. Demeritt, age 60, is Vice Chairman of the Company, with responsibility for Big G Cereals, Snacks and Yoplait-Colombo businesses, General Mills Canada, consumer insights and advertising, Small Planet Foods, and the 8th Continent, Cereal Partners Worldwide and Snack Ventures Europe joint ventures. He has served as Vice Chairman since October 1999. Mr. Demeritt joined General Mills in 1969 and served in a variety of consumer food marketing positions. He was president of International Foods from 1991 to 1993 and from 1993 to 1999 was Chief Executive Officer of Cereal Partners Worldwide, our global cereal joint venture with Nestlé. Mr. Demeritt is a director of Eastman Chemical Company.

Livio D. DeSimone	Director since 1989
Livio D. DeSimone, age 68, is the retired Chairman of the Board and Chief Executive Officer of 3M. Mr. DeSimone joined 3M in 1957 and served in various U.S. and international capacities. Mr. DeSimone was elected an Executive Vice President in 1981 and served as Chairman and Chief Executive Officer from 1991 until his retirement in January 2001. Mr. DeSimone is a director of Vulcan Materials Company, Milliken & Company and American Express Funds.

William T. Esrey	Director since 1989
William T. Esrey, age 64, is Chairman Emeritus of Sprint Corporation, a telecommunications company. Mr. Esrey served as Chairman of the Board for Sprint from 1990 to May 2003 and Chief Executive Officer from 1985 to March 2003. He is a director of Duke Energy Corp.

Raymond V. Gilmartin	Director since 1998
Raymond V. Gilmartin, age 63, has been Chairman of the Board, President and Chief Executive Officer of Merck & Company, Inc., a pharmaceutical company, since November 1994. He previously served as Chairman, President and Chief Executive Officer of Becton Dickinson and Company. Mr. Gilmartin is a director of Microsoft Corporation and the Pharmaceutical Research and Manufacturers of America.

Judith Richards Hope	Director since 1989
Judith Richards Hope, age 63, is an Adjunct Professor at Georgetown University Law School and Senior Advisor in the law firm of Paul, Hastings, Janofsky & Walker LLP, Los Angeles, California and Washington, D.C. Ms. Hope is a director of Union Pacific Corporation, ThyssenKrupp Budd Company and Russell Reynolds Associates.

Robert L. Johnson	Director since 1999
Robert L. Johnson, age 58, is founder and Chief Executive Officer of Black Entertainment Television, a subsidiary of Viacom, Inc., which produces and distributes entertainment, news, sports, music and advertising through broadcast media, cable television and online communications. Mr. Johnson is owner of the Charlotte Bobcats of the National Basketball Association and the Charlotte Sting of the Women’s National Basketball Association. Mr. Johnson is a director of US Airways Group, Inc., Hilton Hotels Corporation and Strayer Education, Inc.

Heidi G. Miller	Director since 1999
Heidi G. Miller, age 51, is Executive Vice President, ceo, Treasury & Security Services, J.P. Morgan Chase & Co., following the merger of Bank One Corporation and J.P. Morgan Chase & Co. on July 1, 2004. From March 2002 to July 1, 2004, Ms. Miller served as Executive Vice President and Chief Financial Officer of Bank One Corporation. Ms. Miller served as a director of Bank One from October 2000 to March 2002 until she was elected an executive officer. From January 2001 to April 2002, Ms. Miller was Vice Chairman of Marsh, Inc. From March 2000 to November 2000, she was Senior Vice President and Chief Financial Officer of priceline.com Incorporated. Prior to March 2000, Ms. Miller was Executive Vice President and Chief Financial Officer of Citigroup Inc., which was formed through the merger of Citibank and Travelers Group. She joined Travelers Group in 1992 as Vice President of Planning and Analysis and Assistant to the President and was promoted to Executive Vice President and Chief Financial Officer in 1995.

Hilda Ochoa-Brillembourg	Director since 2002
Hilda Ochoa-Brillembourg, age 59, is founder, President and Chief Executive Officer of Strategic Investment Group and Managing Director of Emerging Markets Investment Corporation and Emerging Markets Management. From 1976 to 1987, she served in various capacities within the Pension Investment Division of the World Bank, including from 1981 to 1987, as its Chief Investment Officer. Prior to joining the World Bank, she served as an independent consultant in the fields of economics and finance, a lecturer at the Universidad Catolica Andres Bello in Venezuela and as treasurer of the C.A. Luz Electricia de Venezuela in Caracas. Ms. Ochoa-Brillembourg is a director of the World Bank/International Monetary Fund Credit Union, McGraw-Hill Companies and the Harvard Management Company, Inc.

Michael D. Rose	Director since February 2004
Michael D. Rose, age 62, is Chairman of the Board of Gaylord Entertainment Company, a diversified entertainment company, serving since April 2001. From 1998 to the present, Mr. Rose has been a private investor and Chairman of Midaro Investments, Inc., a privately held investment firm. Mr. Rose became Chairman of the Board of both the Promus Hotel Corporation and Harrah’s Entertainment Inc., beginning in 1995, when the two companies split into two publicly traded companies. He retired from the Boards of Harrah’s in 1996 and Promus Hotel Corporation in 1997. Mr. Rose served as Chairman from 1990 to 1995 and Chief Executive Officer from 1990 to 1994 of The Promus Companies, Incorporated. Mr. Rose is also a director of Darden Restaurants, Inc., FelCor Lodging Trust, First Tennessee National Corp. and Stein-Mart, Inc. Mr. Rose previously served as a General Mills director from 1985 to June 2000, retiring in accordance with the Board’s then existing tenure policy.

Stephen W. Sanger	Director since 1992
Stephen W. Sanger, age 58, has been Chairman and Chief Executive Officer of General Mills since 1995. Mr. Sanger joined the Company in 1974 and served as the head of several business units, including Yoplait USA and Big G cereals. He was elected a Senior Vice President in 1989, an Executive Vice President in 1991, Vice Chairman in 1992 and President in 1993. He is a director of Target Corporation, Wells Fargo & Company and the Grocery Manufacturers of America.

A. Michael Spence	Director since 1992
Dr. A. Michael Spence, age 60, is a partner of Oak Hill Venture Partners, a venture capital firm of Oak Hill Capital Partners. He is a professor emeritus at the Graduate School of Business at Stanford University and served as Professor of Management in the Graduate School of Business until August 2000 and as its Dean from 1990 to August 1999. Dr. Spence served on the faculty at Harvard University in both the Business School and the Faculty of Arts and Sciences as professor of economics and business administration from 1975 to 1990. From 1984 to 1990, he served as the Dean of the Faculty of Arts and Sciences at Harvard. In 2001, he received the Nobel Prize in Economic Sciences.

Dorothy A. Terrell	Director since 1994
Dorothy A. Terrell, age 59, has been a partner of First Light Capital, a venture capital firm since April 2003. Ms. Terrell served as Senior Vice President, Worldwide Sales, and President, Platform & Services Group, of NMS Communications, a producer of hardware and software component products for telecommunications applications, from 1998 until August 31, 2002. She previously served in various executive management capacities at Sun Microsystems, Inc. from 1991 to 1997 and Digital Equipment Corporation from 1976 to 1991. Ms. Terrell is a director of Sears Roebuck and Company, Lightbridge, Inc. and Herman Miller, Inc.

BOARD COMMITTEES AND THEIR FUNCTIONS

Audit Committee

Members:	Five independent, non-employee directors:
A. Michael Spence (Chair and presiding director), Livio D. DeSimone, Judith Richards Hope, Heidi G. Miller, Dorothy A. Terrell. Each member is an independent director under the Company’s guidelines and as defined by the New York Stock Exchange listing standards for Audit Committee membership.

Number of Meetings in fiscal year 2004: Seven

Functions:	•	Oversees integrity, adequacy and effectiveness of internal controls, audits, compliance program, including the Employee Code of Conduct, and financial reporting process

	•	Assesses and ensures the independence, qualifications and performance of the independent auditor, selects independent auditor for the annual audit, subject to stockholder approval, and approves the independent auditor services and fees

	•	Meets separately without management present and with the independent auditor to consult with the auditor and review the scope of their audit

	•	Reviews the Company’s annual risk assessment process and policy compliance

	•	Reviews and approves the Company’s annual audited financial statements before issuance, subject to Board of Directors’ approval

Charter:	A copy of the Audit Committee charter may be found on the Company’s website at www.generalmills.com in the Investor Information section.

Self-Evaluation:	The Audit Committee conducted an evaluation of its performance in 2004.

Financial Experts:	The Board of Directors has unanimously determined that all Audit Committee members are financially literate under New York Stock Exchange listing standards and at least one member has financial management expertise, and, in addition, Ms. Miller and Mr. Spence qualify as “audit committee financial experts” within the meaning of SEC regulations.

Compensation Committee

Members:	Four independent, non-employee directors:
Livio D. DeSimone (Chair and presiding director), Raymond V. Gilmartin, Heidi G. Miller, A. Michael Spence. Each member is an independent director under the Company’s guidelines and as defined by the New York Stock Exchange listing standards.

Number of Meetings in fiscal year 2004: Two

Functions:	• Reviews compensation policies of the Company to ensure they provide appropriate motivation for corporate performance and increased stockholder value; determines compensation policy for executives

• Conducts performance review of the chairman; recommends compensation of the Board members, including the chairman and the management members of the Board, and approves compensation and stock grants to other senior executives

Charter:	A copy of the Compensation Committee charter may be found on the Company’s website at www.generalmills.com in the Investor Information section.

Self-Evaluation:	The Compensation Committee conducted an evaluation of its performance in 2004.

Corporate Governance Committee

Members:	Five independent, non-employee directors:
Raymond V. Gilmartin (Chair and presiding director), William T. Esrey, Robert L. Johnson, Hilda Ochoa-Brillembourg, Dorothy A. Terrell. Each member is an independent director under the Company’s guidelines and as defined by the New York Stock Exchange listing standards.

Number of Meetings in fiscal year 2004: Two

Functions:	•	Recommends candidates for election to the Board

	•	Develops policy on composition, participation and size of the Board as well as tenure and retirement of directors

	•	Recommends changes in the organization and procedures of the Board, including corporate governance

Charter:	A copy of the Corporate Governance Committee Charter may be found on the Company’s website at www.generalmills.com in the Investor Information section.

Self-Evaluation:	The Corporate Governance Committee conducted an evaluation of its performance in 2004.

The Corporate Governance Committee will consider director candidates proposed by stockholders as more fully described on page 6 .

Executive Committee

Members:	Seven directors, including four independent, non-employee directors:
Stephen W. Sanger (Chair and presiding director), Stephen R. Demeritt, Livio D. DeSimone, William T. Esrey, Judith Richards Hope, A. Michael Spence, Raymond G. Viault. Mr. Viault is not standing for re-election at the Company’s annual meeting.

Number of Meetings in fiscal year 2004: None

Functions:	•	May take all action that could be taken by full Board, other than those for which Delaware law requires full Board action

	•	May meet between regular Board meetings to take action necessary for the Company to operate efficiently

Finance Committee

Members:	Five independent, non-employee directors:
William T. Esrey (Chair and presiding director), Judith Richards Hope, Robert L. Johnson, Heidi G. Miller, Hilda Ochoa-Brillembourg. Each member is an independent director under the Company’s guidelines and as defined by the New York Stock Exchange listing standards.

Number of Meetings in fiscal year 2004: Two

Functions:	• Reviews financial policies and performance objectives, including dividend policy

• Reviews changes in the Company’s capital structure, including debt issuances, common stock sales, repurchases and stock splits

Charter:	A copy of the Finance Committee Charter may be found on the Company’s website at www.generalmills.com in the Investor Information section.

Self-Evaluation:	The Finance Committee conducted an evaluation of its performance in 2004.

Public Responsibility Committee

Members:	Five independent, non-employee directors:
Judith Richards Hope (Chair and presiding director), Livio D. DeSimone, Robert L. Johnson, Hilda Ochoa-Brillembourg, Dorothy A. Terrell. Each member is an independent director under the Company’s guidelines and as defined by the New York Stock Exchange listing standards.

Number of Meetings in fiscal year 2004: One

Functions:	•	Reviews public policy and social trends affecting the Company

	•	Monitors the Company’s corporate citizenship activities

	•	Evaluates Company policies to ensure they meet ethical obligations to employees, consumers and society

Charter:	A copy of the Public Responsibility Committee Charter may be found on the Company’s website at www.generalmills.com in the Investor Information section.

Self-Evaluation:	The Public Responsibility Committee conducted an evaluation of its performance in 2004.

During the fiscal year ended May 30, 2004, the Board of Directors met seven times and various committees of the Board met a total of 14 times. Director attendance at all Board and committee meetings averaged 92 percent. Mr. Johnson attended 67 percent of all Board and Committee meetings. His absences were due to business conflicts.

STOCK OWNERSHIP OF GENERAL MILLS
DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

        The following table shows the amount of General Mills common stock owned by (a) each director and those executive officers named in the Summary Compensation Table, (b) all directors and executive officers as a group, on June 30, 2004, and (c) each person or group owning more than five percent of the Company’s outstanding shares, on the dates indicated.

Shares (a)	Deferred Stock Units (b)	Total Shares	Exercisable Options (c)		Percent of Class

R. G. Darcy	49,391	29,470	78,861		468,951	*

S. R. Demeritt (d)	128,200	74,776	202,976		721,907	*

L. D. DeSimone	42,546	0	42,546		55,000	*

W. T. Esrey	23,770	0	23,770		55,000	*

R. V. Gilmartin	13,152	0	13,152		50,000	*

J. R. Hope	21,718	0	21,718		55,000	*

R. L. Johnson	6,359	0	6,359		45,000	*

J. A. Lawrence	80,758	2,533	83,291		519,353	*

H. G. Miller	5,559	0	5,559		40,000	*

H. Ochoa-Brillembourg	2,048	0	2,048		10,000	*

M. D. Rose	6,949	0	6,949		25,000	*

S. W. Sanger (e)	253,478	400,438	653,916		3,226,087	1.0%

A. M. Spence	16,781	0	16,781		55,000	*

D. A. Terrell	11,471	0	11,471		61,076	*

R. G. Viault	64,221	8,182	72,403		970,561	*

All directors and executive officers as a group			1,793,879	(g)	8,385,724	2.4%

Diageo US Limited			79,000,000	(f)		20.8%

Capital Research and Management Company			26,643,200	(h)		7.0%

*Indicates ownership of less than one percent of the total outstanding shares.

(a)	Amounts in this column include restricted stock and restricted stock units as well as shares allocated to participant accounts under the Company 401(k) Savings Plan.
(b)	Amounts reflect the deferral of common stock resulting from either a stock-for-stock exercise of a stock option or vesting of restricted units and any reinvestment of dividend equivalents. These units will be paid out in common stock. Amounts for Mr. Viault also include 3,019 share equivalents held in a deferred compensation account tracking the value of the Company’s common stock, payable in cash.
(c)	These amounts include options that become exercisable within 60 days of June 30, 2004.
(d)	Included in the shares for Mr. Demeritt are 1,840 shares owned by his spouse, in which he disclaims any beneficial interest.
(e)	Included in the shares for Mr. Sanger are 100 shares owned by his spouse, in which he disclaims any beneficial interest.
(f)	As of June 23, 2004, Diageo US Limited, c/o Diageo plc, 8 Henrietta Place, London, England W1M9AG, a subsidiary of Diageo plc, held 79 million shares of General Mills common stock

(approximately 20.8 percent of the outstanding common stock). More information about Diageo and its ownership can be found below and on pages 16 and 17 . Diageo has indicated in its filings with the Securities and Exchange Commission that its shares are held solely for investment purposes.
(g)	Amount includes 766,352 deferred stock units, payable in stock or cash.
(h)	Based on information contained in a Schedule 13G that Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, filed with the Securities and Exchange Commission on February 13, 2004. The filing indicated that as of December 31, 2003, Capital Research and Management Company had sole dispositive power for 26,643,200 shares.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH MANAGEMENT

Diageo plc Relationship and Transactions

        General Mills acquired The Pillsbury Company, and certain Diageo subsidiaries, on October 31, 2001 from Diageo plc, a UK-based company. At closing, The Pillsbury Company became a wholly owned subsidiary of General Mills, and Diageo received $3.596 billion in cash and 134 million shares of General Mills common stock. In addition, Pillsbury retained $234.3 million of debt as of the transaction closing date. On November 1, 2001, Diageo exercised its right under the stockholders agreement to sell 55 million General Mills shares directly to the Company at a price of $42.14 per share. Following that sale and subsequent transfers of the remaining shares among its affiliates, Diageo, as of June 30, 2004, indirectly holds 79 million shares of the Company’s common stock through Diageo US Limited, its subsidiary.

        Purchase of Diageo Call Options. In October 2002, General Mills sold zero-coupon convertible debentures with a face value of approximately $2.23 billion for gross proceeds of approximately $1.5 billion. To offset any dilution that General Mills stockholders might incur in connection with conversion of the debentures, the Company purchased call options from Diageo on approximately 29 million shares of General Mills shares that Diageo owns. The call options expire in October 2005. The Company paid Diageo $89.3 million for the purchase of the call options. The terms of the call options require that Diageo continue to hold the shares subject to the options until exercise or expiration.

        Stockholders Agreement. Under the stockholders agreement, Diageo was granted limited governance rights, as well as certain registration rights covering the shares of General Mills common stock that Diageo received as partial consideration for Pillsbury. Under this agreement, Diageo agreed to dispose of at least 75 percent of the original 134 million shares by October 31, 2011.

        The agreement imposes restrictions on voting, transfer and sale of the General Mills shares held by Diageo and its affiliates, which are described in more detail below.

        Voting Restrictions on the General Mills Shares. Until October 31, 2021, (or earlier, if Diageo owns less than 5 percent of the outstanding shares of General Mills common stock) Diageo has agreed (1) to vote its General Mills stock in favor of the director nominees recommended by the Company’s Board of Directors and (2) on votes relating to other matters, subject to certain exceptions described in the stockholders agreement, to vote all of its shares in proportion to the votes cast by the holders of General Mills voting securities not owned by Diageo.

        Restrictions on Diageo Group Actions. The stockholders agreement includes a standstill provision in which Diageo agreed not to acquire additional shares of General Mills common stock until October 31, 2021 or, if earlier, three years following the date on which Diageo owns less than 5 percent of the outstanding Company common stock, subject to certain exceptions set forth in the agreement.

        The standstill provision also restricts Diageo from making stockholder proposals, participating in proxy solicitations or proposing mergers or other extraordinary transactions involving the Company. The stockholders agreement also prohibits Diageo from seeking to affect or influence the control of the General Mills Board or the Company’s management.

        Restrictions on Transfer of General Mills Common Stock. Diageo agreed that so long as the stockholders agreement remains in effect, it will not transfer any shares of General Mills common stock without the Company’s prior consent except:

•	in an underwritten public offering registered under the Securities Act of 1933 in a manner designed to result in a wide distribution or in a private transaction conducted in accordance with conditions specified in the stockholders agreement, provided that in each case Diageo may not transfer shares to any person or group that, following such transfer, would own more than 5 percent of the voting stock of General Mills, or in the case of certain institutional investors, would own more than 10 percent of General Mills voting stock;
•	in connection with a business combination, tender or exchange offer or other extraordinary transaction recommended by the General Mills Board of Directors, or in connection with any other tender or exchange offer after other General Mills stockholders have tendered more than 50 percent of the outstanding General Mills common stock and all material conditions to the offer have been satisfied or waived by the offeror;
•	to General Mills or its subsidiaries;
•	to a financial institution acting in the capacity of trustee with respect to an exchangeable or convertible security of Diageo, but only in accordance with the transfer restrictions in the stockholders agreement; or
•	to Diageo or to any controlled affiliate of Diageo or to any new Diageo holding company so long as the transferee agrees to be bound by the provisions of the stockholders agreement.

        Participation in General Mills Share Repurchase Programs. Diageo has the right to participate in General Mills’ share repurchase programs. General Mills will notify Diageo annually with the number of shares of General Mills common stock repurchased by the Company during the fiscal year and the average price per share paid. Diageo will have the right to sell a pro rata portion of its General Mills common stock to the Company within 15 days of that notification.

        Demand and Piggyback Registration Rights. Diageo may require that General Mills register the sale of its shares of General Mills common stock a total of 12 times (demand registration rights), with no more than one registration in any nine-month period. Upon a demand registration request, General Mills will have the right to elect to purchase some or all of the shares requested to be registered. Diageo is also entitled to participate in registered offerings initiated by General Mills or a third party (piggyback registration rights).

        Second Amendment to Stockholders Agreement. On June 23, 2004, General Mills entered into a Second Amendment to Stockholders Agreement with Diageo wherein the parties terminated Diageo’s right to nominate members to the General Mills Board of Directors.

        Supplemental Marketing Agreement. On June 23, 2004, General Mills entered into a Supplemental Marketing Agreement and Waiver with Diageo. Under this agreement, General Mills agreed to file a universal shelf registration statement and to include in the registration statement 49,907,680 General Mills common shares held by Diageo. The shares were included in lieu of any

“piggyback” registration rights that Diageo might otherwise have with respect to the registration statement. The agreement provides that General Mills and Diageo will work for up to one year in good faith to sell to the public 49,907,680 shares of the General Mills’ common stock currently owned by Diageo, or any smaller number agreed to by General Mills and Diageo. The agreement further contemplates that:

•	a portion of the shares, which portion will be 49,907,680 less the number of shares sold to General Mills as described in the next bullet, will be sold directly by Diageo, and
•	at the same time, General Mills will repurchase from Diageo a number of shares determined by Diageo having an aggregate value of between $500 million and $750 million, and General Mills or a third party will sell equity-linked securities related to those shares.

        However, Diageo has the right to sell all 49,907,680 shares, or any smaller number agreed to by General Mills and Diageo, directly through a block trade to an underwriter or syndicate of underwriters for resale to the public, subject to General Mills’ right to match the price offered by that underwriter and purchase those shares. The agreement provides that Diageo will not sell shares under the registration statement except in the transactions outlined above. Any other transaction under the registration statement would require General Mills’ consent.

        Other Management Transactions

        Hilda Ochoa-Brillembourg, a General Mills director, is a director and minority owner of Emerging Markets Investment Corporation (“EMI”) and Emerging Market Managers LLC (“EMM”). Approximately $60 million of General Mills pension plan and savings plan assets are invested in EMI, and EMM received management fees of approximately $633,000 attributable to these investments during fiscal 2004. Ms. Ochoa-Brillembourg also had an indirect ownership interest in Numeric Investors L.P. (“Numeric”). Numeric, directly or through its affiliated investment funds, manages approximately $294 million of General Mills benefit plan assets and received aggregate management fees of approximately $3.5 million during fiscal 2004. Ms. Ochoa-Brillembourg’s relationship with Numeric ended June 17, 2004. Ms. Ochoa-Brillembourg is not an employee or officer of EMI, EMM or Numeric and is not involved in their day-to-day operations. The Board of Directors determined that these relationships do not impair her independence.

DIRECTOR COMPENSATION AND BENEFITS

        General Mills structures director compensation to attract and retain qualified non-employee directors and to further align the interests of directors with the interests of stockholders by linking a portion of their compensation to stock performance. Employee directors do not receive additional compensation for serving on the Board. If they choose, non-employee directors can receive the entire amount of their Board remuneration in stock and stock-related compensation. Directors are expected to keep all of the net shares they receive as Board compensation until they own shares equal in market value to at least $250,000. The Company does not have a retirement plan for its non-employee directors.

        Annual Retainer. In fiscal 2004, non-employee directors each received an annual retainer of $50,000. The Company does not pay separate fees for meeting attendance or chairmanships, except as indicated below. Beginning in fiscal 2004, Audit Committee members received an additional annual retainer of $5,000 and the Audit Committee Chair received an additional $10,000 annual retainer.

        Directors can elect to have annual retainer amounts paid quarterly in cash or Company common stock of equal value, or they can defer payment until a later date. If payment is deferred, the deferred amount earns interest based on the directors’ selection from a group of funds offered to employees participating in the Company’s Deferred Compensation Plan. One of these funds tracks the return on the Company’s common stock.

        In fiscal 2004, L. D. DeSimone elected to receive all of his annual retainer in common stock; W. T. Esrey, J. R. Hope, R. L. Johnson and D. A. Terrell received cash payments; H. G. Miller, H. Ochoa-Brillembourg, M. D. Rose and A. M. Spence deferred cash payments; and R. V. Gilmartin received 50 percent in common stock and 50 percent in cash.

        Stock Units. Each year they are elected to the Board, non-employee directors receive 1,000 stock units. Stock units vest at the next annual stockholders’ meeting, and receipt of shares of common stock upon vesting can be deferred until a later date. Stock units earn amounts equal to the dividend payments on the Company’s common stock. These amounts can be reinvested or paid to the director.

        Stock Options. Non-employee directors also receive options to purchase 10,000 shares of Company common stock each time they are elected to the Board. The per-share price the director pays at exercise is the market price of the common stock on the date of the grant. The options become exercisable at the next annual meeting and expire 10 years after grant.

        Other Benefits. The Company also has a planned gift program for non-employee directors that is funded by Company-paid life insurance policies on all directors. Upon the death of a director, the Company donates $1 million to a qualifying charity recommended by the director. The Company is then reimbursed by life insurance proceeds. The cost of the program is not material to the Company, and individual directors derive no financial benefit from the program since the Company receives the entire charitable deduction. The Company also pays the premiums on directors’ and officers’ liability and travel accident insurance policies covering the directors.

TOTAL RETURN TO STOCKHOLDERS

        This line graph and table compare the cumulative total stockholder return for holders of General Mills common stock with the cumulative total return of the Standard & Poor’s 500 Stock Index and the Standard & Poor’s 500 Packaged Foods Index for the last five-year fiscal period. The graph and table assume the investment of $100 in each of General Mills’ common stock and the specified indexes at the beginning of the applicable period, and assume the reinvestment of all dividends.

REPORT OF THE AUDIT COMMITTEE

        The Committee. The Audit Committee of the Board of Directors consists of five non-employee directors named below. Each member of the Audit Committee is an independent director as defined by the New York Stock Exchange listing standards and the Company’s own standards. In addition, the Board of Directors has unanimously determined that Ms. Miller and Mr. Spence, members of the Audit Committee, qualify as “audit committee financial experts” within the meaning of the Securities and Exchange Commission regulations, that all Audit Committee members are financially literate under current New York Stock Exchange listing standards and that at least one member has financial management expertise. The Committee, which operates according to its Charter, is primarily responsible for oversight of the Company’s financial statements and internal controls, assessing and ensuring the independence, qualifications and performance of the independent auditor, approving the independent auditor services and fees, reviewing the Company’s risk assessment process, and ethical, legal and regulatory compliance programs, and reviewing and approving the annual audited financial statements for the Company before issuance, subject to Board of Directors approval. No members of the Audit Committee received any compensation from the Company during the last fiscal year other than directors’ fees. The Committee’s Charter may be found on the Company’s website located at www.generalmills.com in the Investor section.

         Committee Report. The following is the report of the Audit Committee with respect to the Company’s audited financial statements for fiscal year ended May 30, 2004.

        The Committee has reviewed and discussed the Company’s audited financial statements with management, the internal auditor and KPMG LLP, the Company’s independent auditor, with and without management present. The Committee included in their review results of the auditor’s examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The Committee also reviewed Company procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures supporting certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required in periodic reports filed by the Company with the SEC. The Committee is satisfied that the internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

        The Committee also has discussed with KPMG LLP matters relating to the auditor’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement of Auditing Standards No. 61 (Communications with Audit Committees). In addition, the Committee has discussed with KPMG LLP their independence from management and the Company, as well as the matters in the written disclosures received from KPMG LLP and required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Committee received a letter from KPMG LLP confirming their independence and discussed it with them. The Committee discussed and reviewed with KPMG LLP critical accounting policies and practices, internal controls, other material written communications to management, and the scope of KPMG LLP’s audits and all fees paid to KPMG LLP during the fiscal year. The Committee has reviewed and considered the compatibility of KPMG LLP’s performance of non-audit services with the maintenance of KPMG LLP’s independence as the Company’s independent auditor.

        Based on the Committee’s review and discussions referred to above, the Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 30, 2004 for filing with the Securities and Exchange Commission. In addition, the Committee has engaged KPMG LLP to serve as the Company’s independent auditor for 2005, subject to ratification by General Mills stockholders.

SUBMITTED BY THE AUDIT COMMITTEE:

A. Michael Spence, Chair
Livio D. DeSimone
Judith Richards Hope
Heidi G. Miller
Dorothy A. Terrell

INDEPENDENT AUDITOR FEES

        The following table represents aggregate fees billed to the Company for fiscal years ended May 30, 2004 and May 25, 2003 by KPMG LLP, the Company’s principal accounting firm.

	Fiscal Year Ended (in thousands)
	2004	2003
Audit Fees	$3,251	$2,573
Audit-related Fees (a)	541	352
Tax Fees (b)	1,876	1,943
All Other Fees (c)	27	285

Total Fees (d)	$5,695	$5,153

(a)	Primarily benefit plans audit services
(b)	Expatriate tax services, tax return preparation, planning and compliance filings
(c)	Software license fees and support services
(d)	All fees have been approved by the Audit Committee

        The Audit Committee has considered whether performance of services other than audit services is compatible with maintaining the independence of KPMG LLP.

         Auditor Fees Pre-approval Policy. The Audit Committee has a formal policy concerning approval of all services to be provided by KPMG LLP, the Company’s independent auditor, including audit, audit-related, tax and other services. The policy requires that all services KPMG LLP may provide to the Company be pre-approved by the Committee. The Chair of the Committee has the authority to pre-approve permitted services that require action between regular Committee meetings, provided the Chair reports to the full Committee at the next regular meeting. Certain permitted non-audit services, excluding certain designated audit-related and tax services, are limited to $1,000,000 in the aggregate during any fiscal year. The Committee approved all services provided by KPMG LLP during fiscal 2004.

AMENDMENTS TO GENERAL MILLS, INC. BY-LAWS

        On June 28, 2004, the Company’s Board of Directors adopted amendments to Articles II and VII of the General Mills By-laws. These amendments are subject to stockholder approval of Proposal 3 and are summarized below. The Company’s By-laws are attached as Appendix A, marked to indicate the changes to the Company’s current By-laws that require stockholder approval.

Article II: Directors

        Board Size. The Company’s current By-laws require that the Board of Directors have a minimum of 12 members. The Board currently has 13 directors. The Board recommends that the 12-member minimum be replaced with a specified range of at least seven and no more than 15 directors. The proposed By-law amendment will provide greater flexibility in determining actual Board size, which changes from time to time due to director retirements and election of new directors to the Board.

        Executive Committee Size. The By-laws currently require that the Executive Committee consist of eight members, which is the size of the Company’s current Executive Committee. To be consistent with a potential minimum Board size of seven directors, as described above, the Board recommends removing this limit on the number of Executive Committee members.

Article VII: Amendments

        By-law Amendments. The proposed amendments include changes to Article VII of the By-laws to conform with the proposed amendments referred to in Article II.

Required Vote

        Under the Company’s current By-laws, these By-law provisions may be amended by a majority of the Board of Directors, subject to stockholder approval. The proposed amendments to the By-laws are not in conflict with the Company’s Certificate of Incorporation, as amended. The affirmative vote of a majority of shares entitled to vote and represented at the meeting in person or by proxy is required to adopt the proposed amendments.

        We encourage stockholders to read Appendix A prior to voting on this proposal.

        The Board recommends you vote FOR Proposal No. 3 to amend Article II, Sections 5 and 11 and Article VII of the General Mills By-laws, and your proxy will be so voted unless otherwise specified.

REPORT OF COMPENSATION COMMITTEE ON
EXECUTIVE COMPENSATION

The Committee’s Responsibilities

        The Compensation Committee of the Board is responsible for oversight of the Company’s executive compensation and benefit policies to ensure that they provide the appropriate motivation to achieve superior corporate performance and shareholder value. The Committee performs an annual evaluation of the Chief Executive Officer’s performance compared to pre-established performance goals and objectives, and approves compensation actions impacting senior officers.

        The Committee is composed entirely of independent, non-employee directors, consistent with New York Stock Exchange listing standards. Reports of the Committee’s actions and recommendations are presented to the full Board after each meeting. The purpose of this report is to summarize the philosophical principles, specific program elements and other factors considered by the Committee in making decisions about executive compensation.

Compensation Philosophy

        The Committee’s guiding philosophy is to establish a compensation system that will attract, motivate, reward and retain top quality executive leadership that will achieve superior corporate performance and shareholder value. The Committee bases its compensation decisions on the following core principles:

•	Pay is performance-based. Executive compensation at General Mills rewards performance. Base salaries at General Mills are targeted to the median of salaries at comparable companies in the consumer products business sector. Salaries are coupled with an incentive system that enables total compensation to rise above the industry norms in years when Company performance exceeds that of its consumer products peer group.
•	Stock ownership is emphasized. The Committee believes that broad and deep employee stock ownership effectively aligns the interests of employees with those of shareholders and provides a strong motivation to build shareholder value. The Company has established specific stock ownership objectives for key management employees, and programs have been created that encourage all employees, particularly key management employees, to have an ownership interest in the Company. The Committee believes it is critical that a significant portion of each executive’s total compensation is dependent on the appreciation of General Mills common stock.
•	Compensation opportunities must be competitive to attract and retain talented employees. The Committee evaluates Company performance, actual compensation and share ownership, and compares them with comparable data from peer food and consumer product companies as well as a broader group of leading industrial companies.

Program Elements

        General Mills’ executive compensation program is comprised of base salary, annual incentive and long-term incentive compensation.

        Base Salary. The Committee sets base salaries after considering an individual’s responsibilities, past and current performance, and compensation for similar positions at peer group companies. Base salaries for officers are targeted to the 50th percentile versus peer companies.

        All salaried employees, including executives, are eligible for an annual merit increase to base salary based primarily on performance of job responsibilities and accomplishment of predetermined performance objectives.

        Annual Incentive. General Mills provides executives with an annual opportunity to earn cash incentive awards through the Executive Incentive Plan (EIP). Annual incentive compensation is paid partially in cash, and partially in restricted stock that also requires a stock ownership commitment, described in more detail below. The Company targets the combination of base salary and annual incentive to the 75th percentile of competitive practice versus peer companies when the Company’s earnings performance is at the 75th percentile versus the same group of peer companies.

        At the end of fiscal 2004, the Committee determined EIP incentive awards based upon corporate, business unit and individual performance. For each of the five most highly compensated executives, including the CEO, this incentive amount was limited to a maximum amount established under the EIP, and was adjusted downward from the maximum by the Compensation Committee according to a schedule determined by the Committee at the start of the year.

        In fiscal 2004, the schedule that established the year-end corporate performance rating was weighted 75 percent to the Company’s earnings-per-share performance and 25 percent to a series of earnings quality and strategic growth goals. Key earnings quality measurements included volume growth, acquisition synergies, productivity improvements, capital expenditures and working capital management. Strategic growth measurements included market share performance, new product performance, consumer preference, and profit and volume targets in highly strategic parts of the business. The Committee assigned a corporate incentive rating of 1.25 for fiscal 2004, as compared to a 1.65 rating in fiscal 2003.

        Business unit ratings were based 75 percent on financial performance and 25 percent on the quality of this financial performance and progress against strategic growth priorities. Business unit financial performance was measured by earnings before interest and taxes, volume, productivity improvements and/or cost-per-case targets.

        Individual performance ratings were based upon each executive’s achievement of specific annual objectives such as financial and operating results, completion of major projects, the quality of business plans and strategies and progress in organizational and management development and diversity.

        For all executives, cash incentive awards were determined by multiplying their fiscal year base salary by a base incentive rate (a percentage of salary that increases with the level of responsibility), their individual performance rating and the corporate performance rating. For executives in operating units, the corporate rating was weighted with a business unit rating. The scale for corporate and business unit ratings ranged from 0 to 1.80, with superior performance resulting in ratings of 1.50 or higher. The scale for individual ratings ranged from 0 to 1.50. Executives were permitted to defer receipt of cash incentive awards earned under the EIP to a subsequent date. Cash incentive awards are included in the Summary Compensation Table on page 27 under the Bonus column.

        Under the EIP, a portion of the annual incentive is paid in restricted stock, which is equal to 30 percent of the cash EIP award for all executives. These awards can be adjusted up or down by 25 percent by the Compensation Committee, according to a schedule based on the corporate performance rating. To receive the restricted stock award, the executive must place on deposit with the Company personally owned shares of General Mills stock equal to the number of shares awarded as restricted stock. The restricted stock vests after four years, provided the owned shares remain on deposit with the Company for the entire four-year period. Restricted shares granted under the EIP are included in the Summary Compensation Table on page 27 under the Restricted Stock Award(s) column.

        Long-term Incentive. General Mills provided executives with a long-term incentive compensation opportunity, in stock options and restricted stock, through the 2003 Stock Compensation Plan. In December 2003, stock awards were granted to executives and approximately 2,300 other managers and key contributors based upon their level of responsibility, ability to impact results and individual performance. The size of the awards can be adjusted up or down by 25 percent according to a schedule based upon the prior fiscal year’s corporate performance rating. In December 2003 there was a 25 percent upward adjustment to the number of stock options and shares of restricted stock awarded due to the Company’s competitively superior financial and operating performance in fiscal 2003.

        The number of stock options and restricted shares granted to the Company’s executives, including the Chief Executive Officer, are periodically benchmarked against long-term incentive awards made by other large food and consumer products companies to their CEOs and other senior executives. Our grants are above the median when the Company’s performance warrants a 25 percent upward adjustment, and below the median when the Company’s performance leads to a 25 percent downward adjustment.

        The table on page 28 includes the options granted in December 2003 (as impacted by fiscal 2003 performance) to all employees and to the five named officers. Also, General Mills has periodically provided special stock option grants to all employees not receiving regular stock option grants. General Mills made such grants to eligible employees in fiscal years 1994, 1996, 2000 and 2002. These broad-based option awards are designed to expand employee stock ownership and provide further motivation throughout the Company to achieve corporate performance objectives. In special circumstances, we make limited special grants of restricted stock to certain key employees.

Stock Ownership Objectives

        For more than 15 years, the Company has made an effort to increase the stock ownership positions of the executive group as well as employees at all levels of the Company. For example, in the 1980s, the Company established a special plan that granted supplemental stock options tied to the annual incentive, and another program that allowed certain employees to elect a special stock option grant in lieu of a merit increase to base salary. In 1990, the Company initiated a performance-based stock match in the 401(k) plan.

        Since 1991, the Company has established stock ownership guidelines for senior executives. Initially, the Company established a stock retention guideline with an ownership target based upon the number of shares actually held compared to the number of after-tax shares the executive had received from stock option exercises and vested restricted stock. In 1997, the Company set explicit ownership targets for the Board and senior executives. These targets are 10 times salary for the CEO, five times salary for senior executives and three times salary for all other corporate officers. Members of the Board of Directors are expected to own stock equal to or greater than five times their annual retainer.

        Since 1998, stock ownership levels by executives and employees overall have grown significantly from under 2 percent to nearly 7 percent of total shares outstanding. We believe this tremendous increase in ownership by employees has helped to foster a performance-oriented culture and has contributed to the Company’s success over this period.

CEO Compensation and Performance

        The fiscal year 2004 compensation for Mr. Sanger, the Company’s Chief Executive Officer, consisted of base salary, annual incentive and long-term incentive. The Committee determined the level for each of these elements using methods consistent with those used for other senior executives. In determining Mr. Sanger’s 2004 individual incentive award and merit increase to base salary, the Committee evaluated his performance by soliciting written input from all non-employee directors of the Board, as well as considering the Company’s financial and operating performance for fiscal 2004. Central to this decision was an assessment of Mr. Sanger’s leadership, his ability to foster and maintain a strong, positive and high integrity culture, and his continued ability to develop and implement strategies to enhance shareholder value over the long-term. The Committee also considered Mr. Sanger’s personal performance against pre-established objectives in a number of additional areas, including growth, innovation, productivity improvement, new ventures, organizational development, diversity and customer and stockholder relations. The Committee reported on this evaluation to the non-employee directors of the Board.

        In December 2003, the Committee approved Mr. Sanger’s stock option grant of 468,750 stock options and 39,063 restricted shares. This grant includes a 25 percent upward adjustment based on the Company’s competitively superior business results in fiscal year 2003. The value of the stock options and restricted shares awarded to Mr. Sanger including the 25 percent upward adjustment is above the median of grants to CEOs among peer companies, but well below the 75th percentile of that same group.

Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code provides guidance on the deductibility of compensation paid to the Company’s five highest paid officers. The Company has taken the necessary actions to ensure the deductibility of payments under the Company’s annual and long-term performance incentive compensation plans. The Company also intends to take the actions necessary to maintain the future deductibility of payments and awards under these programs.

Conclusion

        The Committee is satisfied that the compensation and long-term incentive plans provided to the executives of the Company are structured and operated to foster a performance-oriented culture and create strong alignment with the long-term best interests of the Company and its stockholders and that compensation levels are reasonable in light of performance and industry practices.

SUBMITTED BY THE COMPENSATION COMMITTEE:

Livio D. DeSimone, Chair
Raymond V. Gilmartin
Heidi G. Miller
A. Michael Spence

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

		Annual Compensation				Long-Term Compensation Awards (a)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)		Restricted Stock Award(s) ($) (b)	Options (#)	All Other Compensation ($) (c)
S. W. SANGER	2004	970,667	1,319,500	133,131(d	)	2,197,021	468,750	87,273
Chairman of the Board and	2003	875,500	1,625,147	104,306(d	)	609,411	500,000	110,226
Chief Executive Officer	2002	784,462	941,044	65,252(d	)	282,288	719,050	57,337

R. G. VIAULT	2004	658,025	628,825	—		728,969	140,625	48,460
Vice Chairman	2003	633,459	833,552	—		312,546	150,000	65,984
	2002	593,604	511,339	—		153,392	226,950	53,327

S. R. DEMERITT	2004	622,717	633,615	—		730,436	140,625	47,614
Vice Chairman	2003	585,934	797,602	—		299,072	150,000	59,449
	2002	541,542	466,565	96,697(e	)	139,969	221,350	32,392

J. A. LAWRENCE	2004	530,375	480,652	—		594,493	117,188	36,775
Executive Vice President	2003	499,209	609,534	—		228,506	125,000	45,131
and Chief Financial Officer	2002	462,088	373,943	—		112,174	171,050	24,699

R. G. DARCY	2004	397,417	324,143	—		367,442	70,313	25,840
Senior Vice President,	2003	346,235	385,620	—		144,606	75,000	33,305
Chief Technical Officer	2002	304,005	227,957	—		68,380	93,750	15,174

(a)	The Compensation Committee can adjust the size of the restricted stock and stock option awards up or down by 25 percent according to a schedule based upon the prior fiscal year’s performance. In December 2003, there was a 25 percent upward adjustment to the number of stock options and shares of restricted stock awarded under the 2003 Stock Compensation Plan, due to the Company’s competitively superior financial and operating performance in fiscal 2003.
(b)	The amounts in this column reflect the value of the restricted stock or restricted stock units awarded annually in June under the Executive Incentive Plan (“EIP”) and in December under the 2003 Stock Compensation Plan. Restricted stock vests in four years and in the event of a change of control. The June award requires recipients deposit with the Company one personally owned share of common stock for each share of restricted stock awarded. Vesting of this restricted stock is also subject to the participant’s shares remaining on deposit until the end of the restricted period. Regular dividends are paid on the restricted stock. At the end of fiscal 2004, the number and value of the aggregate restricted stockholdings for the named officers were:

S. W. Sanger	80,115	shares	$3,686,092
R. G. Viault	31,951		1,470,066
S. R. Demeritt	31,087		1,430,313
J. A. Lawrence	23,837		1,096,742
R. G. Darcy	35,239		1,621,347
(c)	The amounts for all officers represent the Company’s matching contributions to retirement savings plans (tax-qualified and supplemental) and, for certain officers, the Company’s matching allocations to the deferred compensation plan on behalf of the named officers.
(d)	This amount represents perquisites used by Mr. Sanger, including $98,357 for the personal use of the Company aircraft in fiscal 2004, $74,727 in fiscal 2003 and $40,635 in fiscal 2002.
(e)	This amount represents reimbursements made to Mr. Demeritt for incremental taxes resulting from his foreign assignment.

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants (a)					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)(b)

Name	Options Granted (#)(c)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/share)	Expiration Date	0% ($)(d)	5% ($)	10% ($)

S. W. Sanger	468,750	9.07%	46.11	1/15/2014	0	13,730,657	34,876,340

R. G. Viault	140,625	2.72%	46.11	1/15/2014	0	4,119,197	10,462,902

S. R. Demeritt	140,625	2.72%	46.11	1/15/2014	0	4,119,197	10,462,902

J. A. Lawrence	117,188	2.27%	46.11	1/15/2014	0	3,432,679	8,719,122

R. G. Darcy	70,313	1.36%	46.11	1/15/2014	0	2,059,613	5,231,488

All Stockholders	NA	NA	NA	NA	0	11,120,039,690(e)	28,245,282,765(e)

All Optionees	5,179,588	100%	46.12(f)	(f)	0	151,853,293	385,880,673

As a % of All
Stockholders’
Potential Gain	NA	NA	NA	NA	NA	1.4%	1.4%

(a)	All options are granted at the fair market value of the common stock on the grant date and generally expire 10 years and one month from the grant date. All options become fully exercisable for a period of one year after a change of control. Options include the right to pay the exercise price in cash or previously acquired common stock and the right to have shares withheld by the Company to pay withholding tax obligations due upon exercise.
(b)	These assumed values result from using certain rates of stock price appreciation prescribed under Securities and Exchange Commission rules and are not intended to forecast possible future appreciation in the Company’s common stock. The actual value of these option grants is dependent on future performance of the common stock and overall stock market conditions. There is no assurance that the values reflected in this table will be achieved.
(c)	These stock option grants under the 2003 Stock Compensation Plan become exercisable on December 15, 2007.
(d)	No gain to the optionees is possible without stock price appreciation, which will benefit all stockholders commensurately. Without stock price appreciation, there is no benefit to the optionee.
(e)	For All Stockholders, the potential gain is calculated using an exercise price of $46.12, representing the weighted average exercise price for all options awarded in fiscal 2004, and the total amount of outstanding common stock on May 30, 2004. The potential gain is measured over an option term of 10 years and one month.
(f)	Exercise price shown is a weighted average of all options awarded in fiscal 2004. Options expire on various dates through the year 2014.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options at 5/28/04 (#)		Value of Unexercised In-the-Money Options at 5/28/04 ($)(a)
			Exercisable	Unexercisable	Exercisable	Unexercisable

S. W. Sanger	570,964	12,911,977	3,129,766	2,233,881	41,123,338	4,832,165
R. G. Viault	0	0	938,950	680,126	10,502,287	1,509,991
S. R. Demeritt	96,544	1,913,121	681,464	687,838	7,266,170	1,576,770
J. A. Lawrence	0	0	496,972	557,779	5,054,074	1,201,889
R. G. Darcy	53,718	1,347,600	457,244	332,210	5,867,600	704,057

(a)	Value of unexercised options equals the fair market value of the shares underlying in-the-money options on May 28, 2004 ($46.01), less the exercise price, multiplied by the number of in-the-money options outstanding.

DEFINED BENEFIT RETIREMENT PLAN

Final Average Earnings (as defined)	10 Years of Service	15 Years of Service	20 Years of Service	25 Years of Service	30 or More Years of Service*
$300,000	$50,000	$75,000	$100,000	$125,000	$150,000
400,000	66,666	100,000	133,333	166,666	200,000
500,000	83,333	125,000	166,666	208,333	250,000
600,000	100,000	150,000	200,000	250,000	300,000
700,000	116,666	175,000	233,333	291,666	350,000
800,000	133,333	200,000	266,666	333,333	400,000
900,000	150,000	225,000	300,000	375,000	450,000
1,000,000	166,666	250,000	333,333	416,666	500,000
1,100,000	183,333	275,000	366,666	458,333	550,000
1,200,000	200,000	300,000	400,000	500,000	600,000
1,300,000	216,666	325,000	433,333	541,666	650,000
1,400,000	233,333	350,000	466,666	583,333	700,000
1,500,000	250,000	375,000	500,000	625,000	750,000
1,600,000	266,666	400,000	533,333	666,666	800,000
1,700,000	283,333	425,000	566,666	708,333	850,000
1,800,000	300,000	450,000	600,000	750,000	900,000
1,900,000	316,666	475,000	633,333	791,666	950,000
2,000,000	333,333	500,000	666,666	833,333	1,000,000
2,100,000	350,000	525,000	700,000	875,000	1,050,000
2,200,000	366,666	550,000	733,333	916,666	1,100,000
2,300,000	383,333	575,000	766,666	958,333	1,150,000
2,400,000	400,000	600,000	800,000	1,000,000	1,200,000
2,500,000	416,666	625,000	833,333	1,041,666	1,250,000
2,600,000	433,333	650,000	866,666	1,083,333	1,300,000
2,700,000	450,000	675,000	900,000	1,125,000	1,350,000
2,800,000	466,666	700,000	933,333	1,166,666	1,400,000
2,900,000	483,333	725,000	966,666	1,208,333	1,450,000
3,000,000	500,000	750,000	1,000,000	1,250,000	1,500,000
3,100,000	516,666	775,000	1,033,333	1,291,666	1,550,000

*No additional benefits accrue after 30 years of service.

        The preceding table sets forth the pension benefits payable under the Company’s tax-qualified Retirement Income Plan (the “General Mills Pension Plan”) and Supplemental Retirement Plan to the persons named in the Summary Compensation Table (see page 27 ), showing the estimated annual aggregate benefits payable at normal retirement (age 65) for various classifications of earnings and years of benefit service. Because federal law limits the benefits that may be paid from a tax-qualified retirement plan like the General Mills Pension Plan, the Supplemental Retirement Plan provides for the payment of additional amounts to certain executive officers (including the officers named in the Summary Compensation Table) so that they will receive, in the aggregate, the benefits they would have been entitled to receive had the General Mills Pension Plan not been subject to such maximum limitations. This table is based on the maximum benefit under the General Mills Pension Plan of 50 percent of Final Average Earnings for a participant with 30 years of benefit service, less 50 percent of the employee’s projected Social Security benefit. Final Average Earnings is the average of the employee’s five highest years’ remuneration. Such remuneration generally equals the salary and bonus reported in the Summary Compensation Table plus the value of vested restricted stock and stock units granted under the EIP. The effects of integration with Social Security benefits have been excluded from the table, because the amount of the reduction in benefits due to integration varies depending on the participant’s age at the time of retirement and changes in the Social Security laws.

        The officers listed in the Summary Compensation Table are credited, respectively, with the following full years of benefit service under the General Mills Pension Plan: S. W. Sanger, 30 years; R. G. Viault, 8 years; S. R. Demeritt, 34 years; J. A. Lawrence, 5 years; and R. G. Darcy, 16 years.

        In addition, the Company has agreed to provide supplemental retirement benefits to R. G. Viault to compensate for the difference, if any, between the pension benefit he would have received from his previous employer’s retirement plan and the benefit he receives from the combination of his previous employer’s plan and the Company’s plans.

CHANGE OF CONTROL ARRANGEMENTS

        The Company has agreements with some of its executive officers providing for guaranteed severance payments equal to three times the annual compensation of the officer (salary plus cash incentive award) and continuation of health and similar benefits for a three-year period if the officer is terminated within two years after a change of control. These agreements also provide for a cash payment of the amount necessary to insure that the foregoing payments are not subject to reduction due to the imposition of excise taxes payable under Code Section 4999 or any similar tax. The Company has two nominally funded trusts to provide for payments under its nonqualified deferred compensation plans, including the directors’ compensation plan, the EIP, the management continuity agreements and the Supplemental Savings and Retirement Plans. Full funding is required in the event of a change of control.

OTHER MATTERS

Questions and Answers about the Annual Meeting and Voting

Q:	Who is entitled to vote?
A:	Record holders of General Mills common stock at the close of business on July 29, 2004, and holders of Ralcorp Holdings, Inc. common stock eligible to be exchanged for General Mills common stock, may vote at the meeting. On July 29, 2004, 377,994,880 shares of common stock were outstanding and eligible to vote, including 3,086 shares of General Mills common stock set aside for the exchange of 11,729 shares of Ralcorp Holdings, Inc. common stock. The shares of common stock in the Company’s treasury on that date will not be voted.
Q:	How do I vote?
A:	If you are a stockholder of record or hold stock through the General Mills 401(k) Savings Plan, you may vote using any of the following methods:
•	Via the Internet, by going to the web address http://www.eproxy.com/gis/ and following the instructions for Internet voting on the proxy card;
•	If you reside in the United States or Canada, by dialing 1-800-560-1965 and following the instructions for telephone voting on the proxy card;
•	By completing and mailing your proxy card; or
•	By casting your vote in person at the meeting.

Telephone and Internet voting facilities for stockholders of record will close at noon EDT on Sunday, September 26, 2004.

If you return your signed proxy card or use Internet or telephone voting before the annual meeting, we will vote your shares as you direct. You have three choices on each matter to be voted upon. For the election of directors, you may vote for 1) all of the nominees, 2) none of the nominees or 3) all of the nominees except those you designate. See Item No. 1 on page 1 and Nominees for the Board of Directors beginning on page 8 . For the other items, you may vote (or abstain) by choosing FOR, AGAINST or ABSTAIN.

If you do not specify on your returned proxy card or through Internet or telephone prompts how you want to vote your shares, we will vote them FOR the election of all director nominees, FOR approval of the independent auditor and FOR approval of amendments to the General Mills, Inc. By-laws.

If your shares are held in a brokerage account in your broker’s name (“street name”), you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, if your broker allows, submit voting instructions by telephone or via the Internet. If you provide specific voting instructions by mail, telephone or the Internet, your broker or nominee will vote your shares as you have directed.

Ballots will be passed out during the meeting to anyone who wants to vote in person at the meeting. If you hold your shares in street name, you must request a legal proxy from your broker or nominee to vote in person at the meeting.

Q:	What if I change my mind after I vote my shares?
A:	You can revoke your proxy at any time before it is voted at the meeting by
•	Sending written notice of revocation to the Company Secretary;
•	Submitting a properly signed proxy with a later date;
•	Voting by telephone or via the Internet at a time following your prior telephone or Internet vote; or
•	Voting in person at the annual meeting.

You also may be represented by another person at the meeting by executing a proper proxy designating that person.

Q:	How will my Dividend Reinvestment Plan and General Mills 401(k) Savings Plan shares be voted?
A:	We have added the shares of common stock held by participants in the Company’s dividend reinvestment plan (including shares acquired through employee payroll deductions) to the participants’ other holdings shown on their proxy cards. If a stockholder has common stock in the General Mills 401(k) Savings Plan, the proxy also serves as voting instructions to the plan trustee. The plan trustee, Boston Safe Deposit and Trust Company, will vote allocated shares of common stock for which it has not received direction, as well as shares not allocated to individual participant accounts, in the same proportion as directed shares are voted.
Q:	What does it mean if I receive more than one proxy card?
A:	It means you have multiple accounts at the transfer agent and/or with banks or stockbrokers. Please vote all of your shares.
Q:	What will happen if I do not vote my shares?
A:	If you do not submit a properly executed proxy card, your shares will not be voted. If your shares are held in street name, your brokerage firm may vote your shares on those proposals where it has discretion to vote.

Q:	How many shares must be present to hold the meeting?
A:	At least half of General Mills’ outstanding common shares (including those shares set aside for the exchange of shares of Ralcorp Holdings, Inc. common stock) as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. We will count your shares as present at the meeting if you
•	Are present and vote in person at the meeting; or
•	Have properly submitted a proxy card or voted over the telephone or the Internet on a timely basis.
Q:	How many votes are needed to approve each item?
A:	The vote of a plurality of the shares of common stock present or represented and entitled to vote at the meeting is required for election as a director. This means that, since stockholders will be electing 12 directors, the 12 nominees receiving the most votes will be elected. Approvals of the appointment of the independent auditor and the By-law amendments require the affirmative vote of a majority of shares entitled to vote and represented at the meeting in person or by proxy.
Q:	How will voting on any other business be conducted?
A:	We do not know of any business to be considered at the 2004 Annual Meeting of Stockholders other than the proposals described in this Proxy Statement. If any other business is presented at the annual meeting, your signed proxy card gives authority to Stephen W. Sanger, Stephen R. Demeritt and Raymond G. Viault to vote on such matters in their discretion.
Q:	How are the votes counted?
A:	You are entitled to cast one vote for each share of common stock you own. Although abstentions and proxies that withhold authority to vote on the election of directors are counted as present or represented at the meeting to determine whether there is a quorum under the Company’s By-laws, they are treated as shares not voted on a specific proposal.
If you hold your shares in street name and do not provide voting instructions to your broker, your broker will not vote your shares on any proposal on which your broker does not have discretionary authority to vote. In this situation, a broker non-vote occurs. Broker non-votes effectively reduce the number of shares needed to approve a proposal. New York Stock Exchange rules permit brokers discretionary authority to vote on Proposals 1 through 3 at the annual meeting, if they do not receive instructions from the street name holder of the shares. As a result, if you do not vote your street name shares, your broker has authority to vote on your behalf. The Company has a policy of confidential voting that applies to all shareholders, including General Mills employee-shareholders; Wells Fargo Bank, N.A. tabulates the votes received.
Q:	Where do I find the voting results of the meeting?
A:	We will publish the voting results in our Form 10-Q for the second quarter of fiscal 2005, which we will file with the Securities and Exchange Commission in January 2005. You can also go to our web site at www.generalmills.com.
Q:	How do I submit a stockholder proposal?
A:	If you wish to submit a proposal for inclusion in our next Proxy Statement, we must receive the proposal on or before April 22 , 2005. Please address your proposal to: Company Secretary, General Mills, Inc., P.O. Box 1113, Minneapolis, MN 55440.

Under our By-laws, if you wish to nominate a director or bring other business before the stockholders at our 2005 annual meeting without including your proposal in our Proxy Statement:

•	You must notify the Company Secretary of General Mills in writing between May 30, 2005, and June 29, 2005.
•	Your notice must contain the specific information required in our By-laws.

Please note that these two requirements relate only to matters you wish to bring before the stockholders at an annual meeting. They do not apply to proposals that you wish to have included in our Proxy Statement.

A copy of the Company’s By-laws is attached as Appendix A. If you would like a copy of our By-laws, we will send you one without charge. Please write to the Company Secretary of General Mills at the address shown above.

Section 16(a): Beneficial Ownership Reporting Compliance

        Based on a review of reports filed with the SEC by General Mills directors and executive officers regarding their ownership of and transactions in General Mills common stock, which require filing with the SEC within two days following a transaction, and written representations from those officers and directors, General Mills believes that each has filed timely and complete reports under Section 16(a) of the Securities Exchange Act of 1934.

Costs of Solicitation

        The Company will pay for preparation, printing and mailing this Proxy Statement. We have engaged Georgeson Shareholder Communications Inc. to help us solicit proxies from stockholders for a fee of $15,000 plus their out-of-pocket expenses. Proxies may also be solicited personally or by telephone by regular employees of the Company without additional compensation as well as by employees of Georgeson. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs of sending the proxy materials to our beneficial owners.

Delivery and Viewing of Proxy Materials

        Delivery of Proxy Materials. Securities and Exchange Commission rules allow us to deliver a single copy of an annual report and proxy statement to any household at which two or more stockholders reside, if we believe the stockholders are members of the same family. This rule benefits both you and the Company. We believe it eliminates irritating duplicate mailings that stockholders living at the same address receive and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statements, proxy statements combined with a prospectus or information statements.

        Your household may have received a single set of proxy materials this year. If you prefer to receive your own copy now or in future years, please request a duplicate set by writing to Wells Fargo Bank, N.A. Shareowner Services, Attn: Data Maintenance/General Mills, P.O. Box 64854, St. Paul, MN 55164-0854, or call the Company at 1-800-245-5703. Each stockholder will continue to receive a separate proxy card or voting instruction card.

        If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing stockholders to consent to such elimination, or through implied consent if a stockholder does not request continuation of duplicate mailings. Since not all brokers and nominees offer stockholders the opportunity to eliminate duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings from your broker to your household.

        Viewing of Proxy Materials Via the Internet. We are able to distribute the Annual Report and Proxy Statement to General Mills stockholders in a fast and efficient manner via the Internet. This reduces the amount of paper delivered to a stockholder’s address and eliminates the cost of sending these documents by mail. Stockholders may elect to view all future annual reports and proxy statements on the Internet instead of receiving them by mail. If you choose to view these materials online, you will continue to receive a proxy card in the mail. You may make this election when voting your proxy this year: simply follow the instructions to vote via the Internet or go directly to http://www.econsent.com/gis/ to register your consent. Your election to view proxy materials online is perpetual unless you revoke it later. Future proxy cards will contain the Internet web site address and instructions to view the materials. You will continue to have the option to vote your shares by telephone, mail or via the Internet. Certain employee stockholders who have valid work e-mail addresses will not receive a proxy card in the mail but may vote by telephone or via the Internet.

Annual Report

        The 2004 Annual Report to Stockholders, which includes the consolidated financial statements of the Company for the fiscal year ended May 30, 2004, was mailed to all stockholders entitled to vote at the annual meeting. If you have not received the Annual Report, please call 1-800-245-5703, and a copy will be sent to you without charge. You may also request a free copy by writing to the Company Secretary, General Mills, Inc., P.O. Box 1113, Minneapolis, MN 55440.

YOUR VOTE IS IMPORTANT!

        Please vote by phone, via the Internet or sign and promptly return your proxy card in the enclosed envelope.

APPENDIX A

GENERAL MILLS, INC.
BY-LAWS

(As amended through June 28, 2004)

(This page has been left blank intentionally.)

BY-LAWS
of
GENERAL MILLS, INC.

ARTICLE I
STOCKHOLDERS

        SECTION 1. Place of Holding Meeting:  Meetings of stockholders may be held within or without the State of Delaware, and, as determined by the board of directors or the stockholders.

        SECTION 2. Quorum:  Any number of stockholders together holding one-half () in amount of the stock issued and outstanding entitled to vote, who shall be present in person or represented by proxy at any meeting duly called, shall constitute a quorum for the transaction of business, except as may be otherwise provided by law, by the certificate of incorporation, or by these by-laws. At any meeting of stockholders for the election of directors at which any class or classes of stock or any one or more series of any class or classes of stock shall have a separate vote as such class or series for the election of directors by such class or series, the absence of a quorum of any other class of stock or of any other series of any class of stock shall not prevent the election of the directors to be elected by such class or series. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

        SECTION 3. Adjournment of Meetings:  If less than a quorum shall be in attendance at the time for which the meeting shall have been called, the meeting may be adjourned from time to time by the chairman of the meeting or by a majority vote of the stockholders present or represented, without any notice other than by announcement at the meeting, until a quorum shall attend. Any meeting at which a quorum is present may also be adjourned, in like manner, for such time, or upon such call, as may be determined by the chairman of the meeting or by a majority vote of the stockholders. At any such adjourned meeting at which a quorum may be present any business may be transacted which might have been transacted at the meeting as originally called. In the absence of a quorum of any class or classes of stock or any one or more series of any class or classes of stock at any meeting of stockholders at which more than one class or series of stock shall be entitled to vote separately as a class or series for the election of directors, a majority in interest of the stockholders present in person or by proxy of the class or classes or one or more series of stock which lack a quorum shall also have the power to adjourn the meeting for the election of directors which they are entitled to elect, from time to time, without notice other than by announcement at the meeting, until a quorum of such class or classes or one or more series of stock shall be present.

        SECTION 4. Annual Election of Directors:  The annual meeting of stockholders for the election of directors and the transaction of other business shall be held on such date and at such time as may be fixed by resolution of the board of directors.

        The directors elected annually shall hold office until the next annual election and until their successors are respectively elected and qualified; provided, however, in the event that the holders of any class or classes of stock or any one or more series of any class or classes of stock have the right to elect directors separately as a class or series and such right shall have vested, such right may be exercised as provided in the certificate of incorporation of the corporation.

        The secretary shall prepare, or cause to be prepared, at least ten (10) days before every election, a complete list of stockholders entitled to vote, arranged in alphabetical order, and such list shall be open for such ten (10) days to the examination of any stockholder, for any purpose germane to the meeting, and shall be produced and kept at the time and place of election during the whole time thereof, subject to the inspection of any stockholder who may be present.

        SECTION 5. Special Meetings: How Called:  Special meetings of the stockholders for any purpose or purposes may be called by the chairman of the board of directors or by resolution of the board of directors. Special meetings of the holders of any class or classes of stock or any one or more series of any class or classes of stock for the purpose of electing directors in accordance with a special right as a class or series shall be called as provided in the certificate of incorporation of the corporation.

        SECTION 6. Voting at Stockholders’ Meetings: The board of directors shall determine the voting power of any cumulative preference stock in accordance with article IV of the certificate of incorporation. Election of directors at all meetings of the stockholders at which directors are to be elected shall be by ballot and, subject to the rights of the holders of any class or series of stock to elect directors separately, a plurality of the votes cast at the meeting shall elect directors. At all meetings of stockholders all other questions, except as otherwise provided by law or the certificate of incorporation, shall be determined by a majority of the votes cast by stockholders entitled to vote and present in person or represented by proxy. Votes may be cast by any stockholder entitled to vote in person or by his proxy appointed by an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized, or by proxy sent by cable, telegram or by any means of electronic communication permitted by law, which results in a writing from such stockholder or by his attorney, and delivered to the secretary of the meeting. No proxy shall be voted after three (3) years from its date, unless said proxy provides for a longer period. In determining the number of votes cast for or against a proposal, shares abstaining from voting on a matter (including elections) will not be treated as a vote for or against the proposal. A non-vote by a broker will be treated as if the broker never voted.

        SECTION 7. Notice of Stockholders’ Meetings:  Written notice, stating the time and place of the meeting and, in case of a special meeting, stating also the general nature of the business to be considered, shall be given by the secretary by mailing, or causing to be mailed, such notice, postage prepaid, to each stockholder entitled to vote, at his post office address as the same appears on the stock books of the corporation, or by delivering such notice to him personally, at least ten (10) days before the meeting, or by delivering through any means of electronic communication permitted by law.

        SECTION 8. Notice of Stockholder Business and Nominations:

        (a)  Annual Meetings of Stockholders.  (1)  Nominations of persons for election to the board of directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the corporation’s notice of meeting, (B) by or at the direction of the board of directors or (C) by any stockholder of the corporation who was a stockholder of record at the time of giving of notice provided for in this section 8, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this section 8.

                (2)  For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(1) of this section 8, the stockholder must have given timely notice thereof in writing to the secretary of the corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the secretary at the principal executive offices of the corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-11 thereunder (including a description of all agreements, arrangements or understandings between the stockholder and each nominee for election or re-election and such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation’s books, and of such beneficial owner and (ii) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

                (3)  Notwithstanding anything in the second sentence of paragraph (a)(2) of this section 8 to the contrary, in the event that the number of directors to be elected to the board of directors of the corporation is increased and there is no public announcement by the corporation naming all of the nominees for director or specifying the size of the increased board of directors at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this section 8 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

        (b)  Special Meetings of Stockholders.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation’s notice of meeting. Nominations of persons for election to the board of directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation’s notice of meeting (A) by or at the direction of the board of directors or (B) provided that the board of directors has determined that directors shall be elected at such meeting, by any stockholder of the corporation who is a stockholder of record at the time of giving of notice provided for in this section 8, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this section 8. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the board of directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(2) of this section 8 shall be delivered to the secretary at the principal executive offices of the corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

        (c)  General.  (1)  Only such persons who are nominated in accordance with the procedures set forth in this section 8 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this section 8. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this section 8 and, if any proposed nomination or business is not in compliance with this section 8, to declare that such defective proposal or nomination shall be disregarded.

                (2)  For purposes of this section 8, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                (3)  Notwithstanding the foregoing provisions of this section 8, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this section 8. Nothing in this section 8 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or any successor rule regarding shareholder proposals or (ii) of the holders of any series of cumulative preference stock to elect directors under specified circumstances pursuant to the terms of such preference stock.

ARTICLE II
DIRECTORS

        SECTION 1. Organization:  The board of directors may hold a meeting for the purpose of organization and the transaction of other business, if a quorum be present, immediately before or after the annual meeting of the stockholders and immediately before or after any special meeting at which directors are elected. Notice of such meeting need not be given. Such organizational meeting may be held at any other time or place, which shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or in a consent and waiver of notice thereof signed by all the directors.

        SECTION 2. Election of Officers:  At such meeting the board of directors may elect from among its number a chairman of the board of directors, one or more persons to serve as a vice chairman; a president and one or more corporate and company vice presidents, a secretary, a treasurer, a senior vice president, financial operations, one or more assistant secretaries, and one or more assistant treasurers who need not be members of the Board of Directors. Such officers shall hold office until the next annual election of officers and until their successors are respectively elected and qualified, unless removed by the board of directors as provided in section 11 of article III.

        SECTION 3. Regular Meetings:  Regular meetings of the board of directors shall be held on such dates as are designated, from time to time, by resolutions of the board, and shall be held at the principal office of the corporation, or at such other location or locations as the board selects. Each regular meeting shall commence at the time designated by the Chairman of the Board on at least five (5) days’ written notice to each director when sent by mail and on at least three (3) days’ notice when sent by private express carrier or transmitted by telex, facsimile or similar means.

        SECTION 4. Special Meetings: How Called: Notice:  Special meetings of the board of directors may be called by the chairman of the board, a vice chairman of the board, the president or a majority of the directors. Written notice of the time, place and purposes of each special meeting shall be sent by private express carrier or transmitted by telex, facsimile or similar means to each director at least twenty-four (24) hours prior to such meeting. Notwithstanding the preceding, any meeting of the board of directors shall be a legal meeting without any notice thereof if all the members of the board shall be present, or if all absent members waive notice thereof.

        SECTION 5. Number: Qualifications: Quorum: Term:

        (a)  The Board of Directors shall determine the number of directors on the board, which shall be at least [twelve (12)](1) seven (7) and no more than fifteen (15).

        (b)  No person shall be eligible to become or to remain a director of the corporation unless the person is a stockholder in the corporation. Not more than six (6) of the members of the board of directors shall be officers or employees of the corporation, but the chairman of the board shall not be deemed such an officer or employee.

        (c)  Subject to the provisions of the certificate of incorporation, as amended, a majority of the total number of the directors shall constitute a quorum for the transaction of business. The affirmative vote of the majority of the directors present at a meeting at which a quorum is constituted shall be the act of the board of directors, unless the certificate of incorporation shall require a vote of a greater number.

        (d)  Except as otherwise provided in these by-laws, directors shall hold office until the next succeeding annual stockholders’ meeting and thereafter until their successors are respectively elected and qualified.

        SECTION 6. Place of Meetings:  The board of directors may hold its meetings and keep the books of the corporation within or outside of the State of Delaware, at any office or offices of the corporation, or at any other place, as it may from time to time by resolution determine.

        SECTION 7. Powers of Directors:  The business and affairs of the corporation shall be managed under the direction of the board of directors. Subject to the restrictions imposed by law, by the certificate of incorporation or by these by-laws, the board of directors may exercise all the powers of the corporation.

        SECTION 8. Vacancies:  Except as otherwise provided in the certificate of incorporation, any vacancy in the board of directors because of death, resignation, disqualification, increase in number of directors, or any other cause may be filled by a majority of the remaining directors, though less than a quorum, at any regular or special meeting of the directors; or any such vacancy resulting from any cause whatsoever may be filled by the stockholders at the first annual meeting held after such vacancy shall occur or at a special meeting thereof called for the purpose.

        SECTION 9. Resignation of Directors:  Any director of the corporation may resign at any time by giving written notice to the chairman of the board or to the secretary of the corporation. Such resignation shall take effect at the time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        SECTION 10. Compensation of Directors:  The board of directors shall have the authority to fix the compensation of directors. In addition, each director shall be entitled to be reimbursed by the corporation for expenses incurred in attending meetings of the board of directors or of any committee of which he or she is a member. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation for such services from the corporation; provided, however, that any person who is receiving a stated compensation as an

(1) Deleted text.

officer of the corporation for services as such officer shall not receive any additional compensation for services as a director during such period. A director entitled to receive stated compensation for services as director, who shall serve for only a portion of a year, shall be entitled to receive only that portion of the annual stated compensation on which the period of service during the year bears to the entire year. The annual compensation of directors shall be paid at such times and in such installments as the board of directors may determine.

        SECTION 11. Executive Committee:

        (a)  The board of directors may in its discretion appoint from its number an executive committee. [of not less than eight (8) members.](1)

        (b)  Not more than four (4) members shall be officers or employees of the corporation but the chairman of the board shall not be deemed such an officer or employee.

        (c)  A majority shall constitute a quorum, and in every case the affirmative vote of a majority of all the members of the committee shall be necessary for the adoption of any motion, provided that in order to procure and maintain a quorum at any meeting of the executive committee in the absence or disqualification of any member of such committee, the member or members thereof present at such meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the board of directors (subject always to the limitations of subsection (b) above) to act at the meeting in the place of any such absent or disqualified member.

        (d)  Each member of the executive committee, if appointed, shall hold office until the election at the next succeeding annual meeting of the stockholders of the corporation of a new board of directors; subject to the provisions of section 14 of this article.

        SECTION 12. Executive Committee: Powers:  During the intervals between the meetings of the board of directors, the executive committee shall have and may exercise all the powers of the board of directors in the direction of the business and affairs of the corporation, including power to authorize the execution of any papers and to authorize the seal of the corporation to be affixed to all papers which may require it, in such manner as such committee shall deem best for the interests of the corporation, in all cases in which specific directions shall not have been given by the board of directors.

        SECTION 13. Executive Committee: Organization: Meetings, Etc.:  The chairman of the executive committee shall preside at all meetings of the executive committee and the secretary of the corporation shall act as secretary of the executive committee. In the absence of the chairman of the executive committee the committee shall appoint another member thereof to act as chairman of the meeting, and in the absence of the secretary, an assistant secretary of the corporation shall act as secretary of the meeting. In the absence of all of such persons, the committee shall appoint a chairman or a secretary of the meeting, as the case may be. If an executive committee shall be appointed it shall hold regular meetings on such dates and at such times and places as the chairman or a majority of the members of the executive committee shall determine, unless the board of directors shall otherwise provide. A special meeting of the executive committee may be called by the chairman of the board, the chairman of the executive committee or the secretary of the corporation upon such notice as may be given for special meetings of the board of directors. Any meeting of the executive committee shall be a legal meeting without notice thereof if all the members of the committee shall be present or if all absent members waive notice thereof. The committee shall keep a record of its acts and proceedings and report thereon to the board of directors at the regular meeting thereof held next after they shall have been taken.

(1) Deleted text.

        SECTION 14. Resignation and Removal of Member of Executive Committee:  Any member of the executive committee may resign at any time or may be removed at any time either with or without cause by resolution adopted by a majority of the whole board of directors at any meeting of the board of directors at which a quorum is present.

        SECTION 15. Vacancies in the Executive Committee:  Any vacancy in the executive committee shall be filled in the manner prescribed by these by-laws for the original appointment of such committee.

        SECTION 16. Other Committees:  The board of directors may by resolution designate one or more other committees, in addition to the executive committee, each of which shall consist of two or more directors of the corporation. The board of directors may designate one or more directors as alternate members of any such other committee, who may replace any absent or disqualified member at any meeting of such committee. Any such other committee may, to the extent permitted by law, exercise such powers and shall have such responsibilities as shall be specified in the designating resolution. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Each such committee shall keep written minutes of its proceedings and shall report such proceedings to the board of directors when required. The chairman or a majority of the members of any such other committee may fix the time and place of its meetings, unless the board of directors shall otherwise provide. Notice of such meetings shall be given to each member of the committee in the manner provided for in sections 3 and 4 of this article II with respect to meetings of the board of directors. The board of directors shall have power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee. Nothing herein shall be deemed to prevent the board of directors from appointing one or more committees consisting in whole or in part of persons who are not directors of the corporation; provided, however, that no such committee shall have or may exercise any authority limited by law to the board of directors or a committee thereof.

        SECTION 17. Electronic Communications at Meetings:  Members of the board of directors, or any committee thereof, may participate in a meeting of the board of directors or such committee by means of communication through which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

ARTICLE III
OFFICERS

        SECTION 1. Titles:  The corporate and company officers to be elected by the board of directors shall be a chairman of the board of directors and, at the board’s discretion, one or more persons to serve as a vice chairman, a president, who may also be the chairman, one or more corporate or company vice presidents, a secretary, a treasurer, a senior vice president, financial operations, one or more assistant secretaries, and one or more assistant treasurers. The board shall designate one of the corporate officers to serve as chief executive officer.

        SECTION 2. Chairman:  The chairman of the board of directors shall preside at all meetings of the board, all meetings of the stockholders, as well as all meetings of the executive committee. The chairman, upon being designated the chief executive officer, shall have supervisory authority over the policies of the corporation as well as the management and control of the business and affairs of the corporation. He or she shall also exercise such other powers as the board of directors may from time to time direct or which may be required by law.

        SECTION 3. Vice Chairman:  Any officer or officers serving as vice chairman shall have such duties and responsibilities relating to the management of the corporation as may be defined and designated by the chief executive officer or the board of directors.

        SECTION 4. President:  The president shall have responsibility for the management of the operating businesses of the corporation and shall do and perform all acts incident to the office of president or which are authorized by the chief executive officer, the board of directors or as may be required by law.

        SECTION 5. Vice President(s):  Each corporate vice president shall have such designations and such powers and shall perform such duties as may be assigned by the board of directors or the chief executive officer. The board of directors may designate one or more corporate vice presidents to be a senior executive vice president, executive vice president, senior vice president, or group vice president.

        Each company vice president shall have such designations and such powers, and shall perform such duties as may be assigned by the board of directors, the chief executive officer or by a corporate vice president.

        SECTION 6. Secretary:  The secretary shall:

        (a)  keep the minutes of the meetings of the stockholders, of the board of directors and of the executive committee in books provided for the purpose;

        (b)  see that all notices are duly given in accordance with the provisions of these by-laws or as required by law;

        (c)  be custodian of the records and have charge of the seal of the corporation and see that it is affixed to all stock certificates prior to their issuance and to all documents the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these by-laws;

        (d)  have charge of the stock books of the corporation and keep or cause to be kept the stock and transfer books in such manner as to show at any time the amount of the stock of the corporation issued and outstanding, the manner in which and the time when such stock was paid for, the names, alphabetically arranged, and the addresses of the holders of record thereof, the number of shares held by each, and the time when each became such holder of record; exhibit or cause to be exhibited at all reasonable times to any director, upon application, the original or duplicate stock ledger;

        (e)  see that the books, reports, statements, certificates and all other documents and records required by law are properly kept, executed and filed; and

        (f)  in general, perform all duties incident to the office of secretary, and such other duties as from time to time may be assigned by the board of directors.

        SECTION 7. Assistant Secretary:  The board of directors may elect an assistant secretary or more than one assistant secretary. At the request of the secretary, or in his or her absence or disability, an assistant secretary may perform all the duties of the secretary, and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the secretary. Each assistant secretary shall have such other powers and shall perform such other duties as may be assigned by the board of directors.

        SECTION 8. Treasurer:  The treasurer, if required so to do by the board of directors, shall give a bond for the faithful discharge of his or her duties in such sum, and with such sureties, as the board of directors shall require. The treasurer shall:

        (a)  have charge and custody of, and be responsible for, all funds and securities of the corporation (until deposited to the credit or account of the corporation with an authorized depositary) and deposit all such funds in the name of the corporation in such banks, banking firms, trust companies or other depositaries as shall be selected in accordance with the provisions of article V of these by-laws;

        (b)  exhibit at all reasonable times the books of account and records to any of the directors of the corporation upon application during business hours at the office of the corporation where such books and records are kept;

        (c)  receive, and give receipt for, moneys due and payable to the corporation from any source whatsoever; and

        (d)  in general, perform all the duties incident to the office of treasurer and such other duties as from time to time may be assigned by the board of directors.

        The Chief Executive Officer may designate another title for a corporate officer fulfilling the duties described herein.

        SECTION 9. Assistant Treasurer:  The board of directors may elect an assistant treasurer or more than one assistant treasurer. At the request of the treasurer, or in his or her absence or disability, an assistant treasurer may perform all the duties of the treasurer and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the treasurer. Each assistant treasurer shall have such other powers and shall perform such other duties as may be assigned by the board of directors.

        SECTION 10. Senior Vice President, Financial Operations:  The senior vice president, financial operations shall perform all of the duties incident to the office of senior vice president, financial operations, as such duties may from time to time be designated or approved by the board of directors. Included in such duties shall be the establishment and maintenance of sound accounting and auditing policies and practices, in respect to which duties he or she shall be responsible directly to the board of directors through its chairman.

        The Chief Executive Officer may designate another title for a corporate officer fulfilling the duties described herein.

        SECTION 11. Resignation and Removal of Officers:  Any officer of the corporation may resign at any time by giving written notice to the chairman of the board or to the secretary. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein the acceptance of such resignation shall not be necessary to make it effective.

        Any officer may be removed for cause at any time by a majority of the board of directors and any officer may be removed summarily without cause by such vote.

        SECTION 12. Salaries:  The salaries of officers shall be fixed from time to time by the board of directors or the executive committee or other committee appointed by the board. The board of directors or the executive committee of the board may authorize and empower the chief executive officer, the president, any vice chairman, or any vice president of the corporation designated by the board of directors or by the executive committee to fix the salaries of all officers of the corporation who are not directors of the corporation. No officer shall be prevented from receiving a salary by reason of the fact that he or she is also a director of the corporation.

ARTICLE IV
CAPITAL STOCK

        SECTION 1. Issue of Certificates and Uncertificated Stock: Shares of the capital stock of the corporation shall be represented by certificates or uncertificated and shall be in such forms as shall be approved by the board of directors. Each stockholder shall be entitled to a certificate for shares of stock under the seal of the corporation, signed by the chairman, the president, a vice chairman or a vice president and also by the secretary or an assistant secretary or by the treasurer or an assistant treasurer; provided, however, that where a certificate is countersigned by a transfer agent, other than the corporation or its employee, or by a registrar, other than the corporation or its employee, the corporate seal and any other signature on such certificate may be a facsimile, engraved, stamped or printed. In case any officer, transfer agent or registrar of the corporation who shall have signed, or whose facsimile signature shall have been used on any such certificate, shall cease to be such officer, transfer agent or registrar, whether because of death, resignation, or otherwise, before such certificate shall have been delivered by the corporation, such certificate shall nevertheless be deemed to have been adopted by the corporation and may be issued and delivered as though the person who signed such certificate or whose facsimile signature shall have been used thereon had not ceased to be such officer, transfer agent or registrar.

        SECTION 2. Transfer of Shares:  The shares of stock of the corporation shall be transferable upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificates shall be surrendered to the corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers, or to such other person as the board of directors may designate, by whom they shall be cancelled, and new certificates shall thereupon be issued for the shares so transferred to the person entitled thereto. Upon a transfer of uncertificated shares, the record of such person’s stock shall be cancelled and shares shall be transferred to the person entitled thereto upon the issuance of a certificate or an electronic transfer of such shares. A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

        SECTION 3. Dividends:  The board of directors may declare lawful dividends as and when it deems expedient. Before declaring any dividend, there may be reserved out of the accumulated profits such sum or sums as the board of directors from time to time, in its discretion, thinks proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends, or for such other purposes as the board of directors shall think conducive to the interests of the corporation.

        SECTION 4. Lost Certificates:  Any person claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact, and if requested to do so by the board of directors of the corporation shall advertise such fact in such manner as the board of directors may require, and shall give to the corporation, its transfer agent and registrar, if any, a bond of indemnity in such sum as the board of directors may direct, in a form satisfactory to the board of directors and to the transfer agent and registrar of the corporation, if any, and with or without sureties as the board of directors with the approval of the transfer agent and registrar, if any, may prescribe; whereupon the chairman, the president, a vice chairman or a vice president and the treasurer or an assistant treasurer or the secretary or an assistant secretary may cause to be issued a new certificate of the same tenor and for the same number of shares as the one alleged to have been lost or destroyed. The issuance of such new certificates shall be under the control of the board of directors.

        SECTION 5. Rules as to Issue of Certificates:  The board of directors may make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates of stock of the corporation. It may appoint one or more transfer agents and/or registrars of transfers, and may require all certificates of stock to bear the signature of either or both. Each and every person accepting from the corporation certificates of stock therein shall furnish the corporation with a written statement of his or her residence or post office address, and in the event of changing such residence shall advise the corporation of such new address.

        SECTION 6. Holder of Record Deemed Holder in Fact:  The board of directors shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof,

and accordingly shall not be bound to recognize any equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by law.

        SECTION 7. Fixing Record Date:  The board of directors shall have the power to fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of stockholders or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, and in such case only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

ARTICLE V
CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

        SECTION 1. Contracts, Etc.: How Executed:  The board of directors or such officer or person to whom such power shall be delegated by the board of directors by resolution, except as in these by-laws otherwise provided, may authorize any officer or officers, agent or agents, either by name or by designation of their respective offices, positions or class, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement, or to pledge its credit or to render it liable pecuniarily for any purpose or in any amount.

        SECTION 2. Loans:  No loans shall be contracted on behalf of the corporation and no negotiable paper shall be issued in its name, unless and except as authorized by the vote of the board of directors or by such officer or person to whom such power shall be delegated by the board of directors by resolution. When so authorized by the board of directors or by such officer or person to whom such power shall be delegated by the board of directors by resolution, any officer or agent of the corporation may obtain loans and advances at any time for the corporation from any bank, banking firm, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other evidences of indebtedness of the corporation, and, when authorized as aforesaid to give security for the payment of any loan, advance, indebtedness or liability of the corporation, may pledge, hypothecate or transfer any and all stocks, securities and other personal property at any time held by the corporation, and to that end endorse, assign and deliver the same, but only to the extent and in the manner authorized by the board of directors. Such authority may be general or confined to specific instances.

        SECTION 3. Deposits:  All funds of the corporation shall be deposited from time to time to the credit of the corporation with such banks, banking firms, trust companies or other depositaries as the board of directors may select or as may be selected by any officer or officers, agent or agents of the corporation to whom such power may be delegated from time to time by the board of directors.

        SECTION 4. Checks, Drafts, Etc.:  All checks, drafts or other orders for the payment of money, notes, acceptances, or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall be determined from time to time by resolution of the board of directors or by such officer or person to whom such power of determination shall be delegated by the board of directors by resolution. Endorsements for deposit to the credit of the corporation in any of its authorized depositaries may be made, without any countersignature, by the chairman of the board, the president, a vice chairman, or any vice president, or the treasurer or any assistant treasurer, or by any other officer or agent of the corporation appointed by any officer of the corporation to whom the board of directors, by resolution, shall have delegated such power of appointment, or by hand-stamped impression in the name of the corporation.

        SECTION 5. Transaction of Business:  The corporation, or any division or department into which any of the business or operations of the corporation may have been divided, may transact business and execute contracts under its own corporate name, its division or department name, a trademark or a trade name.

ARTICLE VI
MISCELLANEOUS PROVISIONS

        SECTION 1.

        (a)  Fiscal Year:  The fiscal year of the corporation shall end with the last Sunday of May of each year.

        (b)  Staff and Divisional Titles:  The chief executive officer may appoint at his or her discretion such persons to hold the title of staff vice president, divisional president or divisional vice president or other similar designation. Such persons shall not be officers of the corporation and shall retain such title at the sole discretion of the chief executive officer who may from time to time make or revoke such designation.

        SECTION 2. Notice and Waiver of Notice:  Whenever any notice is required by these by-laws to be given, personal notice to the person is not meant unless expressly so stated; and any notice so required shall be deemed to be sufficient if given by depositing the same in a post office or post box in a sealed postpaid wrapper, addressed to the person entitled thereto at the post office address as shown on the stock books of the corporation, in case of a stockholder, and at the last known post office address in case of an officer or director who is not a stockholder; and such notice shall be deemed to have been given on the day of such deposit. In the case of notice by private express carrier, telex, facsimile or similar means, notice shall be deemed to be sufficient if transmitted or sent to the person entitled to notice or to any person at the residence or usual place of business of the person entitled to notice who it is reasonably believed will convey such notice to the person entitled thereto; and notice shall be deemed to have been given at the time of receipt at such residence or place of business. Any notice required by these by-laws may be given to the person entitled thereto personally and attendance of a person at a meeting shall constitute a waiver of notice of such meeting. Whenever notice is required to be given under these by-laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.

        SECTION 3. Inspection of Books:  The board of directors shall determine from time to time whether and, if allowed, when and under what conditions and regulations the accounts, records and books of the corporation (except such as may, by statute, be specifically open to inspection), or any of them, shall be open to the inspection of the stockholders, and the stockholders’ rights in this respect are and shall be restricted and limited accordingly.

        SECTION 4. Construction:  All references herein (i) in the plural shall be construed to include the singular, (ii) in the singular shall be construed to include the plural and (iii) in the masculine gender shall be construed to include the feminine gender, if the context so requires.

        SECTION 5. Adjournment of Meetings:  If less than a quorum shall be present at any meeting of the board of directors of the corporation, or of the executive committee of the board, or other committee, the meeting may be adjourned from time to time by a majority vote of members present, without any notice other than by announcement at the meeting, until a quorum shall attend. Any meeting at which a quorum is present may also be adjourned in like manner, for such time or upon such call, as may be determined by vote. At any such adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting originally held if a quorum had been present thereat.

        SECTION 6. Indemnification:

        (a)  The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding to the fullest extent permitted by Delaware law.

        (b)  To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsection (a) or in defense of any claim, issue or matter therein, the person shall be indemnified or reimbursed against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

        (c)  Any indemnification under sub-section (a) (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in sub-section (a) of this section. Such determination shall be made (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or, if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders, or (5) in the case of a determination with respect to employees or agents (who are not then directors or officers of the corporation), by the Chief Executive Officer, the President, a Vice Chairman or the General Counsel.

        (d)  Expenses (including attorneys’ fees) incurred by an officer or director in defending a civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

        (e)  The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

        (f)  The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against any such person and incurred by any such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this section.

        (g)  For purposes of this section, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as the person would have with respect to such constituent corporation if its separate existence had continued.

        (h)  For purposes of this section, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.

        (i)  The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

        SECTION 7. Resolution of Board of Directors Providing for Issuance of Cumulative Preference Stock:  For purposes of these by-laws the certificate of incorporation shall be deemed to include any certificate filed and recorded in accordance with section 151(g) of the Delaware Corporation Law which, in accordance with said section, sets forth the resolution or resolutions adopted by the board of directors providing for the issuance of cumulative preference stock or any series thereof.

ARTICLE VII
AMENDMENTS

        SECTION 1. Amendment of By-Laws:  All by-laws of the corporation shall be subject to alteration or repeal, and new by-laws may be made, either by the stockholders at an annual meeting or at any special meeting, provided notice of the proposed alteration or repeal or of the proposed new by-laws be included in the notice of any such special meeting, or by the affirmative vote of a majority of the whole board of directors of the corporation at any regular meeting or at any special meeting of the board of directors, provided that notice of the proposed alteration or repeal or of the proposed new by-laws be included in the notice of any such special meeting; and provided further that no by-law shall be adopted which shall be in conflict with the provisions of the certificate of incorporation or any amendment thereto. By-Laws made or altered by the stockholders or by the board of directors shall be subject to alteration or repeal either by the stockholders or by the board of directors; provided, however, that the board of directors shall have no power or authority to alter or repeal sub-section (b) of section 5 or sub-section (b) of section 11 of article II of these by-laws, respecting eligibility of officers or employees of the corporation as members of the board of directors and of the executive committee of the board or to make any alteration in sub-section (a) of section 5 [or in sub-section (a) of section 11](1) of said article II which would reduce the number composing the board of directors below seven (7) or above fifteen (15); [twelve (12) or the number composing the executive committee below eight (8);](1) the sole right to make any such change being reserved to the stockholders. So long as any class or classes of stock or any one or more series of any class or classes of stock which have a separate vote as such class or series for the election of directors by such class or series shall be outstanding, no alteration, amendment, or repeal of the provisions of sections 2, 3, 4, 5 and 6 of article I, sections 1, 5, 8 and 9 of article II, section 7 of article VI, and article VII of these by-laws which affects adversely the rights or preferences of any such outstanding class or series of stock shall be made without the consent or affirmative vote of the holders of at least two-thirds (2/3) of each such class or series entitled to vote; provided, however, that any increase or decrease in the number of directors set forth in the first sentence of sub-section (a) of section 5 of article II shall not be deemed adversely to affect such rights or preferences.

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Notice of 2004 Annual Meeting of Stockholders
and
Proxy Statement

GENERAL MILLS, INC.

ANNUAL MEETING OF STOCKHOLDERS

Monday, September 27, 2004
11:00 a.m. (Central Daylight Time)

The Children’s Theatre Company
2400 Third Avenue South
Minneapolis, MN

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

General Mills, Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	Proxy 2004

I appoint Stephen W. Sanger, Stephen R. Demeritt and Raymond G. Viault, together and separately, as proxies to vote all shares of common stock that I have power to vote at the annual meeting of stockholders to be held on September 27, 2004 at Minneapolis, Minnesota, and at any adjournment thereof, in accordance with the instructions on the reverse side of this card and with the same effect as though I were present in person and voting such shares. The proxies are authorized in their discretion to vote upon such other business as may properly come before the meeting and they may name others to take their place.

(continued, and to be signed and dated on reverse side)

COMPANY #

THERE ARE THREE WAYS TO VOTE YOUR PROXY

Vote By Phone
(from the U.S. and Canada)
1-800-560-1965

Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Have your proxy card and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account available. Follow the simple instructions the voice provides you.

Vote Via Internet
http://www.eproxy.com/gis/

Use the Internet to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you access the web site. You will be prompted to enter the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account to obtain your records and create an electronic ballot.

Vote By Mail Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card. The deadline for telephone or Internet voting is noon EDT, Sunday, September 26, 2004.

IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.

1. Election of directors:	01 Stephen R. Demeritt 03 William T. Esrey 05 Judith R. Hope 07 Heidi G. Miller 09 Michael D. Rose 11 A. Michael Spence	02 Livio D. DeSimone 04 Raymond V. Gilmartin 06 Robert L. Johnson 08 Hilda Ochoa-Brillembourg 10 Stephen W. Sanger 12 Dorothy A. Terrell	☐	FOR all listed nominees (except as marked below)	☐	WITHHOLD AUTHORITY to vote for all listed nominees

(Instructions: To withhold authority to vote for a any individual nominee(s), write the number(s) of that individual(s) in the box provided to the right.)

2.	Approval of appointment of KPMG LLP as independent auditor.	☐ For	☐ Against	☐ Abstain

3.	Approval of Amendments to the Company’s By-Laws.	☐ For	☐ Against	☐ Abstain

This proxy will be voted as directed. If no direction is made, it will be voted “FOR” Items 1, 2 and 3.

The proxies are authorized in their discretion to vote upon such other business as may properly come before the meeting.

SIGN-UP TODAY TO VIEW FUTURE PROXY STATEMENTS AND ANNUAL REPORTS VIA THE INTERNET, INSTEAD OF RECEIVING THEM BY MAIL. TO REGISTER, FOLLOW INSTRUCTIONS FOR INTERNET VOTING OR REGISTER YOUR CONSENT DIRECTLY BY GOING TO http://www.econsent.com/gis/.

Address Change? Mark Box [  ]     Indicate changes below:

Date

Signature(s) of Stockholder(s) in Box
PLEASE SIGN exactly as name appears at left. Joint owners should each sign. Executors, administrators, trustees, etc. should so indicate when signing. If signer is a corporation, please sign full name by duly authorized officer.

Proxy
2004

General Mills, Inc.

ANNUAL MEETING OF STOCKHOLDERS

Monday, September 27, 2004
11:00 a.m. (Central Daylight Time)

The Children’s Theatre Company
2400 Third Avenue South
Minneapolis, MN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I appoint Stephen W. Sanger, Stephen R. Demeritt and Raymond G. Viault, together and separately, as proxies to vote all shares of common stock that I have power to vote at the annual meeting of stockholders to be held on September 27, 2004 at Minneapolis, Minnesota, and at any adjournment thereof, in accordance with the instructions on the reverse side of this card and with the same effect as though I were present in person and voting such shares. The proxies are authorized in their discretion to vote upon such other business as may properly come before the meeting and they may name others to take their place.

(continued, and to be signed and dated on reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.

1. Election of directors:	01 Stephen R. Demeritt 03 William T. Esrey 05 Judith R. Hope 07 Heidi G. Miller 09 Michael D. Rose 11 A. Michael Spence	02 Livio D. DeSimone 04 Raymond V. Gilmartin 06 Robert L. Johnson 08 Hilda Ochoa-Brillembourg 10 Stephen W. Sanger 12 Dorothy A. Terrell	☐	FOR all listed nominees (except as marked below)	☐	WITHHOLD AUTHORITY to vote for all listed nominees

(Instructions: To withhold authority to vote for a any individual nominee(s), write the number(s) of that individual(s) in the box provided to the right.)

2.	Approval of appointment of KPMG LLP as independent auditor.	☐ For	☐ Against	☐ Abstain

3.	Approval of Amendments to the Company’s By-Laws.	☐ For	☐ Against	☐ Abstain

This proxy will be voted as directed. If no direction is made, it will be voted “FOR” Items 1, 2 and 3.

The proxies are authorized in their discretion to vote upon such other business as may properly come before the meeting.

Address Change? Mark Box [  ]     Indicate changes below:

Date

Signature(s) of Stockholder(s) in Box
PLEASE SIGN exactly as name appears at left. Joint owners should each sign. Executors, administrators, trustees, etc. should so indicate when signing. If signer is a corporation, please sign full name by duly authorized officer.

IMPORTANT NOTICE — ELECTRONIC DELIVERY OF PROXY MATERIALS

GENERAL MILLS PROXY STATEMENT, ANNUAL REPORT AND FORM 10-K
ACCESS PROVIDED VIA THE INTERNET

Dear General Mills Employee:

To save money on the cost of printing and mailing proxy materials to employee shareholders, General Mills employee-shareholders with e-mail access at work will receive the Company’s 2004 Proxy Statement, Annual Report and Form 10-K via e-mail this year, instead of receiving printed copies via regular mail.

General Mills proxy materials will be posted on www.generalmills.com in mid-August. You will receive an e-mail at that time containing an electronic link to the Company’s 2004 Proxy Statement, Annual Report and Form 10-K, along with instructions about voting your shares via the Internet.

You will not receive a paper proxy card or other notice by mail.

If you prefer to continue receiving paper copies of the 2004 proxy materials instead of accessing them electronically, you should indicate that preference in a reply to this e-mail by August 2, 2004.

General Mills shares held through brokerage accounts (e.g., UBS Piper Jaffray Brokerage, Wells Fargo Brokerage) are processed separately. Unless you have registered directly with them to access the General Mills proxy materials electronically, you will continue to receive proxy materials in paper for those shares.

Thanks for your support in helping General Mills reduce these costs!

SIRI S. MARSHALL
Senior Vice President, Corporate Affairs, General Counsel and Secretary

IMPORTANT INSTRUCTIONS — VOTE YOUR GENERAL MILLS PROXY
DO NOT DELETE

Dear General Mills Employee:

It is my pleasure to invite you to the General Mills 2004 Annual Meeting of Stockholders on Monday, September 27, 2004 at 11:00 a.m. Central Daylight Time. We hold the meeting in the auditorium of the Children’s Theater Company at 2400 Third Avenue South, Minneapolis, Minnesota.

Whether or not you plan to attend the annual meeting, your vote as a General Mills stockholder is very important. Please review the Company’s Notice of Annual Meeting and Proxy Statement, the 200 4 Annual Report and the 200 4 Annual Report on Form 10-K online at http://investor.generalmills.com and vote your shares as soon as possible.

You will not receive a mailed proxy card. You may vote your General Mills shares via the Internet by accessing General Mills secure electronic voting site at http://www.eproxy.com/gis/ by following these instructions:

1)	Enter General Mills company code: XXX
2)	Enter your personal seven-digit control number: XXXXXXX
3)	Enter the last four digits of your Social Security Number

The total number of shares registered directly in your name or under your social security number whether held by stock certificates, through Wells Fargo, the Company’s transfer agent, the U.S. 401(k) Plan or the General Mills Employee Stock Ownership Plan will be indicated at the secure voting site. If there are multiple 7-digit control numbers set forth above, it means that you have multiple accounts. Please complete the electronic voting process for each control number to vote all of your shares. If you own General Mills stock through a bank or brokerage account (e.g., Wells Fargo Brokerage or UBS Piper Jaffray), those firms will mail you General Mills proxy materials unless you notify them you would like to access them electronically.

You may also vote by telephone by calling 1-800-560-1965 from any tough-tone phone and following the instructions. To vote by telephone, you will need the company code and seven-digit control number listed above.

Please vote today!

Sincerely,

Stephen W. Sanger
Chairman of the Board and Chief Executive Officer

GENERAL MILLS, INC.
NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
MONDAY, SEPTEMBER 27, 2004

August 20 , 2004

Dear Stockholder:

The Annual Meeting of Stockholders of General Mills, Inc. will be held on Monday, September 27, 2004, at 11:00 a.m., Central Daylight Time, in the auditorium of the Children’s Theatre Company, 2400 Third Avenue South, Minneapolis, Minnesota for the following purposes:

1)	To elect 12 directors;
2)	To approve KPMG LLP as independent auditor for fiscal year 2005;
3)	To adopt amendments to the Company’s By-laws; and
4)	To act on any other proper business of the meeting.

Record Date
July 29, 2004 has been fixed as the record date for determining stockholders who are entitled to vote at the annual meeting. If you held General Mills common stock on that date, or held shares of Ralcorp Holdings, Inc. common stock that can be exchanged for General Mills stock as a result of the Company’s 1997 acquisition of the Ralcorp branded cereal and snack businesses, you can vote at the annual meeting.

Duplicate Mailings of Proxy Materials
Many stockholders have asked us to help eliminate the number of duplicate materials being delivered to their household. In May 2004, we sent a letter to you asking whether you wanted to continue receiving more than one set of proxy materials at your address. Since you did not object to receiving a single copy of our Annual Report and Proxy Statement, only one copy of these materials has been mailed to your address. Each General Mills stockholder residing at your address, however, will receive a separate proxy card in its own envelope. Stockholders who instructed us to continue sending a duplicate set of the Annual Report and Proxy Statement have been mailed a complete set of materials.

Enclosed is a proxy card and voting instructions. Please review the Annual Report and Proxy Statement that have been mailed to your household before voting on the proposals set forth on the proxy card. You may vote by mail, telephone or via the Internet as instructed on the card. Please contact Wells Fargo Shareowner Services at 1-877-602-7615 or 651-450-4104 if you have not received all proxy cards for your household by September 1, 2004. If you would like to receive a duplicate set of proxy materials, you may contact Wells Fargo Shareowner Services directly.

Sincerely,

Siri S. Marshall, Secretary

PLEASE NOTE THAT ONLY ONE COPY OF OUR ANNUAL REPORT
AND PROXY STATEMENT HAS BEEN MAILED, IN A SEPARATE ENVELOPE, TO YOUR HOUSEHOLD.

Elizabeth L. Wittenberg
Deputy General Counsel — Corporate
Assistant Secretary
Telephone: (763) 764-2167
Facsimile: (763) 764-5011

August 20, 2004

Dear Stockholder:

On January 31, 1997, General Mills purchased the branded cereal and snack food businesses of Ralcorp Holdings, Inc. and you, as a Ralcorp shareholder, became entitled to receive General Mills common stock in exchange for your Ralcorp stock.

Our records show that you have not yet exchanged your Ralcorp shares (these are the green certificates) for General Mills shares. Until that exchange is made, we cannot pay General Mills dividends to you. Since the Ralcorp acquisition, we have paid $10.90 in dividends per General Mills share. Your dividends are being held for you and will be paid at the time you exchange your shares.

We encourage you to exchange your Ralcorp shares. If no exchange is made, we are required by law to turn over the shares and accumulated dividends to the state of last known address as unclaimed property, based on each state’s escheat schedule.

If you have questions about how to exchange your shares or you have lost your letter of transmittal, please call Wells Fargo Shareowner Services (formerly Norwest) at 1-800-380-1372 or 651-450-2448. We look forward to serving your needs as a General Mills stockholder.

Very truly yours,

Elizabeth L. Wittenberg

Welcome to General Mills, Inc.’s Electronic Voting.

Please enter and submit the 3 digit company number, the 7 digit control number from the top of the card you received by mail along with the Proxy Statement and the last four digits of the U. S. Social Security Number or Tax Identification Number for this account.

Enter the last four digits of your U. S. Social Security or Tax Identification number. If you do not have a U. S. Social Security or Tax Identification number, please leave blank.

[Submit]

Additional information about General Mills, Inc. is available at our corporate page.

If you encounter difficulties in voting electronically, please complete the card you received with the Proxy Statement and mail it in the envelope provided to you.

1

General Mills, Inc.’s Electronic Voting Site

The control number or the company number or the U. S. Social Security Number/Tax Identification Number that you entered was not recognized. Please use the Back button on your browser, enter the appropriate information and click on the Proceed button.

Additional information about General Mills, Inc. is available at our corporate page.

If you encounter difficulties in voting electronically, please complete the card you received with the Proxy Statement and mail it in the envelope provided to you.

2

General Mills, Inc.’s Electronic Voting Site

Your identification number was recognized. Your name, address, and the number of shares you owned as of the record date on the records of Wells Fargo Shareowner Services, General Mills, Inc.’s transfer agent, appear below. If you own shares in street name or through a broker, they will not appear in this listing.

Stockholder	Source of Shares	Number of Shares

Name Line	Share Source 1	1,000.1250
Address Line	Share Source 2	200.0000
City, State Zip Line

The following online proxy card allows you to electronically authorize the voting of these shares. Your vote will not be authorized until you have clicked the Submit Your Vote button. Voting is explained in the Proxy Statement which you received by mail.

[Proceed]

Additional information about General Mills, Inc. is available at our corporate page.

If you encounter difficulties in voting electronically, please complete the card you received with the Proxy Statement and mail it in the envelope provided to you.

3

General Mills, Inc.’s Electronic Voting Site

The following online proxy card allows you to electronically authorize the voting of your shares. Your vote will not be authorized until you have clicked the Submit Your Vote button. The items to be voted are explained in the Proxy Statement which you received by mail.

GENERAL MILLS, INC.

ANNUAL MEETING OF STOCKHOLDERS

Monday, September 27, 2004
11:00 a.m. (Central Daylight Time)

The Children’s Theatre Company
2400 Third Avenue South
Minneapolis, MN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I appoint Stephen W. Sanger, Stephen R. Demeritt and Raymond G. Viault, together and separately, as proxies to vote all shares of common stock that I have power to vote at the annual meeting of stockholders to be held on September 27, 2004 at Minneapolis, Minnesota, and at any adjournment thereof, in accordance with the instructions below and with the same effect as though I were present in person and voting such shares. The proxies are authorized in their discretion to vote upon such other business as may properly come before the meeting and they may name others to take their place.

If you click on the “Submit Your Vote” button without direction on any matter, the proxy will be voted “FOR” Items 1, 2 and 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.

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You may vote your shares in one of two ways:

•	You may submit your vote as the Board of Directors recommends by clicking this button. [SubmitYourVote]

•	You may vote on each proposal separately by making your selections below.

1. Election of directors:	/ / FOR all nominees Except as Noted Below	/ / WITHHOLD from all nominees

Board Recommends a Vote FOR

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, click on the box next to the nominee's name below.)

/ /	01	Stephen R. Demeritt
/ /	02	Livio D. DeSimone
/ /	03	William T. Esrey
/ /	04	Raymond V. Gilmartin
/ /	05	Judith R. Hope
/ /	06	Robert L. Johnson
/ /	07	Heidi G. Miller
/ /	08	Hilda Ochoa-Brillembourg
/ /	09	Michael D. Rose
/ /	10	Stephen W. Sanger
/ /	11	A. Michael Spence
/ /	12	Dorothy A. Terrell

2. Approval of appointment of KPMG LLP as independent auditor. Board Recommends a Vote FOR	/ / For	/ / Against	/ / Abstain

3. Adoption of Amendments to the General Mills, Inc. By-laws. Board Recommends a Vote FOR	/ / For	/ / Against	/ / Abstain

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This proxy will be voted as directed. If no direction is made, it will be voted “FOR” Items 1, 2 and 3.

If you are a joint owner of the shares being voted, by clicking the Submit Your Vote button, you attest that all owners of such shares have consented to the authorization of this proxy.

If you are holding the shares being voted as an executor, administrator, trustee, guardian, or attorney-in-fact, or if you are an officer of a corporate stockholder, by clicking the Submit Your Vote button, you attest that you have the authority to authorize this proxy.

After making your selections above, you may submit your vote by clicking this Submit Your Vote button   [SubmitYourVote]

If you encounter difficulties in voting electronically, please complete the card you received with the Proxy Statement and mail it in the envelope provided to you.

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Voting Summary

The submission of your electronic proxy is now complete, and is summarized below.

Company Number: [                 ]

Your Control Number: [                 ]

1.     Election of directors:
       You voted:   For all nominees

2.     Approval of appointment of KPMG LLP as independent auditor:
       You voted for:   For

3.     Adoption of Amendments to the General Mills, Inc. By-laws:
       You voted:   For

If this is not how you intended to vote, please use the back function of your browser to return to the card and correct your vote. If this is how you intended to vote, please select the proceed button below.

Proceed

Your vote has been cast.
Please take a moment to review the options below:

[Explanation About Participation in Electronic Consent Process for Delivery of Future Proxy Materials Electronically and Link to Consent Site.]

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You can now vote another proxy card or exit to the General Mills, Inc. homepage or Wells Fargo Shareowner Services’ homepage

VoteAnotherProxy

Thank you for your attention.

Sincerely,

General Mills, Inc.

Additional information about General Mills, Inc. is available at our corporate page.

If you encounter difficulties in voting electronically, please complete the card you received with the Proxy Statement and mail it in the envelope provided to you.

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Phone Voting Script
Proposal by Proposal
1-800-560-1965

Speech 1	Welcome to the electronic voting system. Please have your proxy card available before voting. Please enter your three digit company number located in the box in the upper right hand corner of the proxy card.

Speech 1a	One moment please while we verify your information.

Speech 2	Please enter your seven-digit NUMERIC Control Number that is located in the box, directly under your company number.

Speech 3	Please enter the last four digits of the US Tax Payer Identification Number for this account followed by the pound sign.

Speech 4	To vote as the General Mills, Inc., Board recommends on ALL proposals – Press 1. System goes to Closing A

Speech 5	To vote on each proposal separately, Press 2.

Speech 6	Item 1:
To vote for ALL Nominees, Press 1; to Withhold for all Nominees, Press 2; To withhold for individual nominees, Press 3. If 3 is pressed, system goes to Speech 6a

Speech 6A	Enter the two digit number next to the nominee, from whom you would like to withhold your vote, followed by the pound key. Or if you have completed voting on directors, press the pound key again.
To withhold your vote from another nominee, enter the two digit number next to the nominee followed by the pound key. Or if you have completed voting on directors, press the pound key again.

Speech 7	Item 2: To vote FOR, Press 1; AGAINST, Press 2; to Abstain, Press 3.

Speech 8	Item 3: To vote FOR, Press 1; AGAINST, Press 2; to Abstain, Press 3.

System	After completion – Go to Closing B

Closing A	You have cast your vote as follows. You have voted in the manner recommended by the board of directors. Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote, press 1; otherwise, please hang up. Thank you for voting

If 1 is pressed – go to Speech 1.

Closing B	You have cast your vote as follows:
Item 1 – You have voted for all nominees – You have voted to withhold your vote from all nominees – You have voted for all nominees except for the folowing nominee #’s
Item 2 – For, Against, Abstain

and so on.

Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote, press 1; otherwise, please hang up. Thank you for voting.

If 1 is pressed, go to Speech 1.

Speech 9	If you would like to attend the annual/special meeting Press 1; if not Press 2.
(optional)	Go to Closing speech A or B.